                                                                 EXHIBIT 10.4(b)

                                                               EXECUTION VERSION



                           FIRST AMENDED AND RESTATED

                              OPERATING  AGREEMENT

                                       OF

                           FOX/LIBERTY NETWORKS, LLC


                               DECEMBER 15, 1997



THE OWNERSHIP INTERESTS IN THIS LIMITED LIABILITY COMPANY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR STATE SECURITIES AUTHORITIES AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED. THE SALE OR OTHER TRANSFER OF THE OWNERSHIP INTERESTS IS ALSO RESTRICTED BY PROVISIONS OF THIS AGREEMENT AND RELATED AGREEMENTS.

                               TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
ARTICLE 1:  FORMATION AND DEFINITIONS......................................................  1
            1.1  Formation.................................................................  1
                 ---------
            1.2  Name......................................................................  1
                 ----
            1.3  Initial Members and Ownership Interests..................................   1
                 ---------------------------------------
            1.4  Office and Agent.........................................................   1
                 ----------------
            1.5  Foreign Qualification....................................................   2
                 ---------------------
            1.6  Term.....................................................................   2
                 ----
            1.7  Definitions..............................................................   2
                 -----------

ARTICLE 2:  PURPOSES AND POWERS...........................................................  13
            2.1  Principal Purpose........................................................  13
                 -----------------
            2.2  Other Purposes...........................................................  13
                 --------------
            2.3  Powers...................................................................  13
                 ------

ARTICLE 3:  CAPITAL OF THE COMPANY........................................................  13
            3.1  Initial Contributions....................................................  14
                 ---------------------
            3.2  Additional Contributions.................................................  14
                 ------------------------
            3.3  Capital Accounts.........................................................  14
                 ----------------
            3.4  Transfer.................................................................  15
                 --------
            3.5  Adjustments..............................................................  15
                 -----------
            3.6  Market Value Adjustments.................................................  15
                 ------------------------
            3.7  No Withdrawal of Capital.................................................  15
                 ------------------------
            3.8  No Interest on Capital...................................................  15
                 ----------------------
            3.9  No Drawing Accounts......................................................  15
                 -------------------
            3.10 No Salary................................................................  15
                 ---------
            3.11 Loans to Divisional Companies............................................  15
                 -----------------------------

ARTICLE 4:  PROFITS AND LOSSES............................................................  16
            4.1   Determination...........................................................  16
                  -------------
            4.2   Allocation of Profits and Losses Generally..............................  17
                  ------------------------------------------
            4.3   Nonrecourse Deductions..................................................  18
                  ----------------------
            4.4   Minimum Gain Chargeback.................................................  18
                  -----------------------
            4.5   Gain Chargeback.........................................................  18
                  ---------------
            4.6   Tax Allocations.........................................................  18
                  ---------------
            4.7   Qualified Income Offset.................................................  19
                  -----------------------
            4.8   Limit on Loss Allocations...............................................  19
                  -------------------------
            4.9   (S) 754 Adjustments.....................................................  19
                  -------------------
            4.10  Contributed Property....................................................  19
                  --------------------
            4.11  Tax Credits.............................................................  20
                  -----------
            4.12  Allocation on Transfer..................................................  20
                  ----------------------
            4.13  Tier Partnerships.......................................................  20
                  -----------------

ARTICLE 5:  DISTRIBUTIONS.................................................................  20
            5.1  Distributions Generally..................................................  20
                 -----------------------
            5.2  Payment..................................................................  21
                 -------
            5.3  Withholding..............................................................  21
                 -----------
            5.4  Distribution Limitation..................................................  21
                 -----------------------

ARTICLE 6:  MANAGEMENT....................................................................  21
            6.1  Management...............................................................  21
                 ----------
            6.2  Actions Requiring a Unanimous Vote.......................................  22
                 ----------------------------------
            6.3  Other Matters............................................................  24
                 -------------
            6.4  Member Representatives...................................................  24
                 ----------------------
            6.5  No Dissolution, Resignation or Retirement................................  24
                 -----------------------------------------
            6.6  Officers.................................................................  24
                 --------
            6.7  Budgets and Business Plans; Financial Information........................  25
                 -------------------------------------------------
            6.8  Management Conduct.......................................................  26
                 ------------------
            6.9  Unauthorized Actions.....................................................  26
                 ---------------------

ARTICLE  7:  MEETINGS  OF  MEMBERS........................................................  26
             7.1  Meetings................................................................  26
                  --------
             7.2  Place...................................................................  27
                  -----
             7.3  Notice..................................................................  27
                  ------
             7.4  Waiver of Notice........................................................  27
                  ----------------
             7.5  Record Date.............................................................  27
                  -----------
             7.6  Quorum..................................................................  27
                  ------
             7.7  Manner of Acting........................................................  27
                  ----------------
             7.8  Proxies.................................................................  27
                  -------
             7.9  Meetings by Telephone...................................................  27
                  ---------------------
             7.10  Action Without a Meeting...............................................  28
                  -------------------------

ARTICLE  8:  LIABILITY OF A MEMBER........................................................  28
             8.1  Limited Liability.......................................................  28
                  -----------------
             8.2  Capital Contribution....................................................  28
                  --------------------
             8.3  Capital Return..........................................................  28
                  --------------
             8.4  Reliance................................................................  28
                  --------

ARTICLE  9:  INDEMNIFICATION..............................................................  29
             9.1  General.................................................................  29
                  -------
             9.2  Exception...............................................................  29
                  ---------
             9.3  Expense Advancement.....................................................  29
                  -------------------
             9.4  Insurance...............................................................  29
                  ---------
             9.5  Indemnification of Others...............................................  30
                  -------------------------

ARTICLE  10:  ACCOUNTING  AND  REPORTING..................................................  30
              10.1  Fiscal Year...........................................................  30
                    -----------
              10.2  Accounting Method.....................................................  30
                    -----------------
              10.3  Tax Elections.........................................................  30
                    -------------
              10.4  Returns...............................................................  30
                    -------
              10.5  Financial Reports.....................................................  30
                    -----------------
              10.6  Annual Audit..........................................................  30
                    ------------
              10.7  Books and Records.....................................................  31
                    -----------------
              10.8  Information...........................................................  32
                    -----------
              10.9  Banking...............................................................  32
                    -------
              10.10 Tax Matters Partner...................................................  32
                    -------------------
              10.11 No  Partnership.......................................................  33
                    ---------------

ARTICLE  11:  DISSOLUTION.................................................................  33
              11.1  Dissolution...........................................................  33
                    -----------
              11.2  Exclusive Means of Dissolution........................................  34
                    ------------------------------

ARTICLE  12:  LIQUIDATION.................................................................  34
              12.1  Liquidation...........................................................  34
                    -----------
              12.2  Tax Termination.......................................................  34
                    ---------------
              12.3  Priority of Payment...................................................  34
                    -------------------
              12.4  Liquidating Distributions.............................................  35
                    -------------------------
              12.5  No Restoration Obligation.............................................  35
                    -------------------------
              12.6  Timing................................................................  35
                    ------
              12.7  Liquidating Reports...................................................  36
                    -------------------
              12.8  Certificate of Cancellation...........................................  36
                    ---------------------------

ARTICLE  13:  TRANSFER RESTRICTIONS.......................................................  36
              13.1  General Restriction...................................................  36
                    -------------------
              13.2  No Member Rights......................................................  36
                    ----------------
              13.3  Permitted Transferees.................................................  36
                    ---------------------
              13.4  General Conditions on Transfers.......................................  37
                    -------------------------------
              13.5  Rights of Transferees.................................................  38
                    ---------------------
              13.6  Admission.............................................................  39
                    ---------
              13.7  Security Interest.....................................................  39
                    -----------------

ARTICLE  14:  CERTAIN BUSINESS MATTERS....................................................  39
              14.1  Restricted Activities.................................................  39
                    ---------------------
              14.2  Rights Purchases/Resale Rights........................................  40
                    ------------------------------
              14.3  fX Programming........................................................  42
                    --------------
              14.4  New Ventures..........................................................  43
                    ------------
              14.5  Uplink Services and Production Facilities.............................  44
                    -----------------------------------------
              14.6  Cooperation...........................................................  44
                    -----------

              14.7  Continuing Rights.....................................................  45
                    -----------------
              14.8  Consent to Opportunities..............................................  45
                    ------------------------
              14.9  No Adverse Actions....................................................  45
                    ------------------

ARTICLE  15:  DISPUTE RESOLUTION..........................................................  45
              15.1  Disputes..............................................................  45
                    --------
              15.2  Negotiation...........................................................  45
                    -----------
              15.3  Arbitration...........................................................  45
                    -----------
              15.4  Determination of Fair Market Value....................................  46
                    ----------------------------------

ARTICLE  16:  GENERAL PROVISIONS..........................................................  47
              16.1   Amendment............................................................  47
                     ---------
              16.2   Representations......................................................  48
                     ---------------
              16.3   Unregistered Interests...............................................  48
                     ----------------------
              16.4   Waiver of Dissolution Rights.........................................  48
                     ----------------------------
              16.5   Waiver of Partition Right............................................  49
                     -------------------------
              16.6   Waivers Generally....................................................  49
                     -----------------
              16.7   Equitable Relief.....................................................  49
                     ----------------
              16.8   Remedies for Breach..................................................  49
                     -------------------
              16.9   Costs................................................................  49
                     -----
              16.10  Indemnification......................................................  50
                     ---------------
              16.11  Counterparts.........................................................  50
                     ------------
              16.12  Notice...............................................................  50
                     ------
              16.13  Deemed Notice........................................................  50
                     -------------
              16.14  Partial Invalidity...................................................  50
                     ------------------
              16.15  Entire Agreement.....................................................  50
                     ----------------
              16.16  Benefit..............................................................  50
                     -------
              16.17  Binding Effect.......................................................  50
                     --------------
              16.18  Further Assurances...................................................  51
                     ------------------
              16.19  Headings.............................................................  51
                     --------
              16.20  Terms................................................................  51
                     -----
              16.21  Governing Law; Forum.................................................  51
                     --------------------

                          FIRST AMENDED AND RESTATED

                              OPERATING AGREEMENT

                                       OF

                           FOX/LIBERTY NETWORKS, LLC


This FIRST AMENDED AND RESTATED OPERATING AGREEMENT is made as of the 15th day of December, 1997, by and among LMC NEWCO U.S., INC., FOX REGIONAL SPORTS HOLDINGS, INC. and LIBERTY/FOX SPORTS FINANCING LLC, such parties being all the Members of FOX/LIBERTY NETWORKS, LLC, a Delaware limited liability company.

The parties to this Agreement entered into an Operating Agreement dated as of April 29, 1996 (the "Original Agreement"). The parties desire to amend and restate the Original Agreement in its entirety as set forth herein.

In consideration of the mutual promises and covenants contained in this Agreement and intending to be legally bound, the parties agree as follows:


 ARTICLE 1:  FORMATION AND DEFINITIONS

1.1   FORMATION.  The Company was formed on April 11, 1996, by filing a
      ---------
Certificate of Formation with the Delaware Secretary of State pursuant to the Act and on behalf of the initial Members of the Company.

1.2   NAME.  The name of the Company is FOX/LIBERTY NETWORKS LLC.  The
      ----
business of the Company will be conducted under such name, as well as any other name or names as the Company may from time to time determine.

1.3   INITIAL MEMBERS AND OWNERSHIP INTERESTS.  The name and address of each
      ---------------------------------------
initial Member and its initial Ownership Interest are set forth in Schedule 1.3.

1.4       OFFICE AND AGENT.
          ----------------

[a] The registered office of the Company in Delaware is at 1013 Centre Road, Wilmington, DE 19805-1297, and its registered agent is Corporation Service Company. The Company may change its registered office or registered agent in Delaware in accordance with the Act.

[b] The principal office of the Company will be at 1440 South Sepulveda Boulevard, Los Angeles, California 90025. The Company may change its principal office upon the unanimous Vote of the Members.

1.5   FOREIGN QUALIFICATION.  From time to time, the Company will apply for
      ---------------------
any required certificate of authority to do business in any other state or jurisdiction, as required or appropriate. The Company will file such other certificates and instruments as may be necessary or desirable in connection with its formation, existence and operation.

1.6   TERM.  The Company has been effective from the date of filing of its
      ----
Certificate of Formation with the Delaware Secretary of State and will continue until its termination pursuant to 12.8.

1.7   DEFINITIONS.  The following terms, when used in this Agreement, have the
      -----------
meanings set forth below:

Act: the Delaware Limited Liability Company Act, as amended from time to time.

Additional Contribution:  a capital contribution (other than the Initial
                          Contribution) that a Member makes to the Company, as described in 3.2.

Adjusted Capital Account  as to any Member, the deficit balance (if any)
Deficit: in such Member's Capital Account as of the end of the Fiscal Year, after [a] crediting to such Capital Account any amount which such Member is obligated to restore pursuant to this Agreement or is deemed obligated to restore pursuant to the minimum gain chargeback provisions of the (S) 704(b) Regulations and [b] charging to such Capital Account any adjustments, allocations or distributions described in the qualified income offset provisions of the (S) 704(b) Regulations which are required to be charged to such Capital Account pursuant to this Agreement.

Affiliate:                with respect to any Person, any Person that directly
                          or indirectly Controls, is Controlled by, or is under common Control with such Person. For purposes of this definition, Twentieth Holdings Corporation and its subsidiaries will be deemed to be Affiliates of Fox and News.

Agreement:                this Operating Agreement, also known as a limited
                          liability company agreement under the Act, as amended from time to time.

Agreement Regarding
Ownership Interests:      the First Amended and Restated Agreement Regarding
                          Ownership Interests dated as of the date hereof among Liberty Media Corporation, News America Holdings
                          Incorporated, LMC Newco U.S., Inc., Fox Regional
                          Sports Holdings, Inc., and Liberty/Fox Sports
                          Financing LLC, as amended from time to time.

Arbitrable Dispute:       a dispute described in 14.4 or 14.5 that is required
                          to be submitted to arbitration.

Available Cash:           for any Fiscal Year or other period, net income (or
                          loss) of the Company determined in accordance with GAAP, adjusted, without duplication, by adding [a] depreciation, amortization and other non-cash charges to the extent deducted in determining net income and deducting [b] [i] the current portion of indebtedness of the Company, [ii] payments required to be paid by the Company within one year after the date of calculation, [iii] prepaid expenses and other cash expenditures to the extent not deducted in determining net income or loss and [iv] reasonable reserves for working capital and contingent liabilities of the Company and all Business Companies as determined by the unanimous Vote of the Members.

Bankruptcy:               of a Member will be deemed to have occurred upon the
                          happening of any of the following:

                          [a] the making by such Member of a general assignment for the benefit of creditors;

                          [b] the filing by such Member of a voluntary petition in bankruptcy;

                          [c] the adjudication of such Member as bankrupt or insolvent, or the entry of an order, judg ment or decree by any court of competent juris diction, granting relief against such Member in any bankruptcy or insolvency proceeding;

                          [d] the filing by such Member of a petition or answer seeking for such Member any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation;

                          [e] the filing by such Member of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Member in any proceeding for reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar proceeding under any statute, law or regulation;

                          [f] the valid appointment, with the consent of such Member, of a receiver, trustee or liquidator to administer all or a substantial portion of such Member's assets or its Ownership Interest; or

                          [g] the valid appointment, without the consent of such Member, of a receiver, trustee or liquidator to administer all or a substantial portion of such Member's assets or its Ownership Interest, if such appointment is not vacated or stayed within 90 days after such appointment or, if stayed, such appointment is not vacated within 90 days after such stay.

Broadcast TV:             free over-the-air broadcast television.

Business Company:         the fX LLC, the Sports LLC, the RPP LLC, a Sports
                          Company, an fX Company, or any other Person in which all the equity or ownership interests are owned, directly or indirectly, by the Company and the LMC
                          Member, the Fox Member or one or more Affiliates of the LMC Member or the Fox Member.

Business Day:             any day other than Saturday, Sunday or a day on which
                          banking institutions in Denver, Colorado, New York,
                          New York or Los Angeles, California are required or authorized to be closed.

Capital Account:          the capital account of a Member established and
                          maintained in accordance with 3.3.

Capital Contribution:     any contribution of money or property by a Member to
                          the Company which is either an Initial Contribution or an Additional Contribution.

Certificate:              the Certificate of Formation of the Company, as
                          amended from time to time.

Code: the Internal Revenue Code of 1986, as amended from time to time (including corresponding provisions of subsequent revenue laws).

Company: the limited liability company formed under the Certificate and governed by this Agreement.

Company Business:         the Sports Business, the fX Business and any other
                          business approved by the Members from time to time for inclusion in the definition of Company Business.

Control: the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

Controlled Affiliate:     with respect to any Person, an Affiliate of such
                          Person that such Person Controls.

Dissolution:              the happening of any of the events described in 11.1.

Distribution:             the amount of any money or the Fair Market Value of
                          any property distributed by the

                          Company to a Member as an operating or liquidating distribution in accordance with this Agreement, reduced by the amount of any Company liabilities assumed by the distributee or to which the distributed property is subject.

Divisional Company:       each of the Sports LLC, the fX LLC and the RPP LLC.

Fair Market Value:        the cash price at which a willing seller would sell
                          and a willing buyer would buy, both having full knowledge of the relevant facts and being under no compulsion to buy or sell, in an arm's-length transaction without time constraints. Except as otherwise expressly provided in this Agreement, the Fair Market Value of any item will be determined in accordance with 15.4.

FBC:                      Fox Broadcasting Company, a Delaware corporation.

Financing LLC:            Liberty/Fox Sports Financing LLC, a Delaware limited
                          liability company.

Fiscal Year:              the fiscal and taxable year of the Company, including
                          both 12-month and short fiscal or taxable years; until changed as provided in this Agreement, each Fiscal
                          Year will begin on January 1 of each year and end on December 31 of such year, provided that the first
                          Fiscal Year began on April 11, 1996 and the last
                          Fiscal Year will end on the date on which Liquidation of the Company occurs.

Formation Agreement:      The Formation and Contribution Agreement dated as of
                          April 29, 1996 among News America Holdings
                          Incorporated, a Delaware corporation, Fox and LMC.

Fox:                      Fox, Inc., a Colorado corporation.

Fox Member:               Fox Regional Sports Holdings, Inc. and any successor
                          to or Transferee of Fox Regional

                          Sports Holdings, Inc. or another Fox Member who is admitted as a Member pursuant to Article 13.

Fox O and O Stations:     as defined in 14.7.

Fox Preferred Amount:     as of any date of determination, an amount equal to
                          the sum of the products of $5.00 times the fX
                          Subscriber Increment, if any, as of each Fiscal Year end beginning with the first Fiscal Year end after the date of this Agreement and ending with the fifth
                          Fiscal Year end after the date of this Agreement, and including the Fiscal Year end occurring immediately before or on the date of determination; provided that in no event will the Fox Preferred Amount exceed
                          $100,000,000.

fX Business:              the ownership and operation of the fX Service and, if
                          contributed pursuant to Section 2.11 of the Formation
                          Agreement, the fXM Service.

fX Company:               each Person engaged in the fX Business in which all
                          the equity or ownership interests are owned, directly or indirectly, by the Company and the LMC Member, the Fox Member or one or more Affiliates of the LMC Member or the Fox Member.

fX LLC: FX Networks, LLC, a Delaware limited liability company.

fX Service:               the Service currently operated under the name "fX" or
                          any successor Service.

fXM Service:              the Service currently operated under the name "fXM:
                          Movies From Fox" or any successor Service.

fX Subscriber:            a 24-hour subscriber to the fX Service within the
                          meaning of each affiliation agreement (or similar agreement) pursuant to which the fX Service is distributed, whether by cable television or any other means of distribution, as to which subscriber an fX Company is entitled to receive payment of a monthly fee in accordance with such agreement.

fX Subscriber Increment:  [a] as of the first Fiscal Year end after the total number of fX Subscribers exceeds 30,000,000, the excess of such total number over 30,000,000 and [b] as of each subsequent Fiscal Year end, the excess, if any, of the total number of fX Subscribers as of such Fiscal Year end over the total number of fX Subscribers as of the prior Fiscal Year end; provided, however, that if, as of the end of any Fiscal Year, there is no Subscriber Increment, the calculation of the Subscriber Increment for succeeding Fiscal Years shall be the excess, if any, of the total number of fX Subscribers as of the date of determination over the total number of fX Subscribers as of the end of the most recent prior Fiscal Year in which there was a Subscriber Increment. The determination of the number of fX Subscribers will be based on the Company's records and such other information as may reasonably be required to make such determination.

GAAP: generally accepted accounting principles as in effect from time to time in the United States of America.

Initial Contribution:     the initial capital contribution made by a Member to
                          the Company, as described in Schedule 3.1.

Lien: a mortgage, lien, pledge, security interest or other encumbrance.

Liquidation:              the process of winding up and terminating the Company
                          after its Dissolution.

LMC:                      Liberty Media Corporation, a Delaware corporation.

LMC Member:               LMC Newco U.S., Inc. and any successor to or
                          Transferee of LMC Newco U.S., Inc. or any LMC Member who is admitted as a Member pursuant to Article 13.

Losses:                   as defined in 4.1.

Member:                   an initial member of the Company as listed in Schedule
                          1.3 and any other Person subsequently admitted to the Company as an additional or substitute member in accordance with this Agreement.

New Company:              as defined in 11.4.

New Members:              as defined in 11.4.

News: The News Corporation Limited, a South Australia corporation.

Notice: written notice actually delivered or deemed delivered under 16.13.

Ownership Interest:       with respect to each Person owning an interest in the
                          Company, all the interests of such Person in the Company (including an interest in the Profits and Losses of the Company, a Capital Account interest and all other rights and obligations of such Person under this Agreement) expressed as a percentage, as initially set forth in Schedule 1.3 and as subsequently adjusted in accordance with this Agreement.

Parents Agreement:        the Parents Agreement dated as of April 29, 1996
                          between News America Holdings Incorporated and LMC.

Permitted Transferee:     a Person described in 13.3 to whom an Ownership
                          Interest may be Transferred.

Person: a human being or a corporation, partnership, limited liability company, trust, unincorporated organization, association or other entity.

Preferred Allocation
Date: the earlier of [i] the last day of the fifth full Fiscal Year following the date of this Agreement or [ii] the date on which the final Fox Preferred Amount has been established and Fox has received Distributions pursuant to 5.1[a] which equal, in the aggregate, the Fox Preferred Amount.

Prime Rate:               the annual rate from time to time publicly announced
                          by The Bank of New York in New York, New York, as its prime rate, adjusted as of the day of any change (or if lower, the maximum rate permitted by law).

Proceeding:               any threatened, pending, on-going, or completed
                          action, suit or proceeding, whether formal or informal, and whether civil, administrative, investigative or criminal.

Profits:                  as defined in 4.1.

Regulations:              the Treasury Regulations (including temporary or
                          proposed regulations) promulgated under the Code, as amended from time to time (including corresponding provisions of succeeding regulations).

Representative:           as defined in 6.4.

Restricted Business:      as defined in 14.1[a].

RPP LLC: Fox Sports RPP Holdings, LLC, a Delaware limited liability company.

Service: a programming service offered by the Company, a Sports Company or an fX Company.

Sports Business:          the ownership and operation of one or more services
                          featuring programming, data or content
                          that, as to an individual service, is, or, as to a group of related services, is coordinated in such a manner as to be, predominantly sports and sports-related for distribution by any means and in any form in the United States of America and its territories
                          (excluding Puerto Rico) and Canada; provided that the Sports Business will not include [i] any programming service delivered by Broadcast TV, even if transmitted via cable or any other mode of distribution, which programming service offers programming that is not predominantly sports and sports-related, [ii] any on-line sports information business conducted in connection with sports programming on FBC, [iii] the on-line sports information business conducted through SportsLine USA, Inc., and [iv] ownership and operation of sports bars and similar establishments and the sports merchandising businesses currently conducted by one or more Affiliates of the Fox Member under the name "Fox," or any similar name. For purposes of this definition, the RPP LLC will be deemed to be engaged in the Sports Business.

Sports Company:           each Person engaged in the Sports Business in which
                          all the equity or ownership interests are owned, directly or indirectly, by the Company and the LMC
                          Member, the Fox Member or one or more Affiliates of the LMC Member or the Fox Member.

Sports LLC:               Fox Sports Net, LLC, a Delaware limited liability
                          company.

Tax Matters Partner:      as defined in 10.10.

TCI:                      Tele-Communications, Inc., a Delaware corporation.

Third Party:              with respect to any Member or the Company, a Person
                          other than an Affiliate of such Member or the Company.

Total Divisional
Interest:                 [a] with respect to the Sports LLC, the percentage
                          interest determined by [i] multiplying the aggregate ownership interest (expressed as a decimal) of a Member and its Affiliates in Financing LLC by Financing LLC's Ownership Interest in the Company,
                          [ii] adding that product to the aggregate Ownership
                          Interest of such Member and its Affiliates in the Company, [iii] multiplying that sum by the Company's ownership interest (expressed as a decimal) in Sports
                          LLC, and [iv] adding that product to any ownership interests in Sports LLC held directly by such Member and its Affiliates, [b] with respect to the fX LLC, the percentage interest determined by [i] multiplying the aggregate ownership interest (expressed as a decimal) of a Member and its Affiliates in Financing
                          LLC by Financing LLC's Ownership Interest in the
                          Company, [ii] adding that product to the aggregate
                          Ownership Interest of such Member and its Affiliates in the Company, [iii] multiplying that sum by the Company's ownership interest (expressed as a decimal) in fX LLC, and [iv] adding that product to any ownership interests in fX LLC held directly by such Member and its Affiliates, and [c] with respect to the RPP LLC, the percentage interest determined by [i] multiplying the aggregate ownership interest
                          (expressed as a decimal) of a Member and its Affiliates in Financing LLC by Financing LLC's
                          Ownership Interest in the Company, [ii] adding that product to the aggregate Ownership Interest of such Member and its Affiliates in the Company, [iii] multiplying that sum by the Company's ownership interest (expressed as a decimal) in RPP LLC, and [iv] adding that product to any ownership interests in RPP
                          LLC held directly by such Member and its Affiliates

Transfer:                 a sale, exchange, assignment, transfer or other
                          disposition of all or any part of an Ownership

                          Interest (whether voluntary, involuntary or by operation of law).

Transferee:               a Person to whom an Ownership Interest is Transferred
                          in compliance with this Agreement, who will have the rights specified in 13.5 of this Agreement.

Transferor:               a Person who Transfers all or any part of an Ownership
                          Interest in compliance with this Agreement.

Vote: the action of the Company by the Members in accordance with the voting requirements set forth in Article 6, either in meeting assembled or by written consent without a meeting.


 ARTICLE 2:  PURPOSES AND POWERS

2.1   PRINCIPAL PURPOSE.  Subject to the provisions of this Agreement, the
      -----------------
business and principal purpose of the Company is [a] to engage in any Company Business, either directly or indirectly through the ownership of interests in Sports LLC, the Sports Companies, RPP LLC, fX LLC, or any other Person through which a Company Business is conducted, [b] to acquire, own, hold, sell or otherwise dispose of interests in the assets used to conduct any Company Business or interests in Sports LLC, the Sports Companies, RPP LLC, fX LLC, or any other Person through which a Company Business is conducted and [c] to do any and all other acts or things which may be incidental or necessary to carry on the business of the Company as contemplated by this Agreement.

2.2   OTHER PURPOSES.  The Company may engage in activities related or
      --------------
incidental to its principal purpose, as well as any other business or investment activity as may be approved by the affirmative Vote of all Members. However, as provided in the Act, the Company may not engage in the business of granting policies of insurance, assuming insurance risks, issuing debt instruments for circulation as money or receiving deposits of money.

2.3   POWERS.  The Company has all the powers granted to a limited liability
      ------
company under the Act, as well as all powers necessary or convenient to achieve its purposes and to further its business.


 ARTICLE 3:  CAPITAL OF THE COMPANY

3.1   INITIAL CONTRIBUTIONS.  Contemporaneously with the execution of the
      ---------------------
Original Agreement, each Member contributed or caused to be contributed to the Company the assets set forth opposite its name in Schedule 3.1, as contemplated by the Formation Agreement. The Fair Market Value of such contribution as specified in Schedule 3.1 was credited to the applicable Member's Capital Account and such Fair Market Value was deemed to be the amount of such Member's Initial Capital Contribution.

3.2   ADDITIONAL CONTRIBUTIONS.  Except as required by law, no Additional
      ------------------------
Contributions will be required or permitted to be made by any Member. If additional contributions are needed to fund the operation of any Company Business, such contributions will be made to the Sports LLC, the RPP LLC or the fX LLC, as the case may be, in accordance with the operating agreement governing such Business Company.

3.3   CAPITAL ACCOUNTS.  A Capital Account has been and will continue to be
      ----------------
maintained for each Member and credited, charged and otherwise adjusted as required by (S) 704(b) of the Code and the (S) 704(b) Regulations. Each Member's Capital Account has been or will be:

[a] Credited with [i] the amount of money contributed by the Member as an Initial Contribution or an Additional Contribution, [ii] the Fair Market Value of assets contributed by the Member as an Initial Contribution or Additional Contribution (net of liabilities that the Company assumes or takes subject to), [iii] the Member's allocable share of Profits and [iv] all other items properly credited to such Capital Account as required by the (S) 704(b) Regulations;

[b] Charged with [i] the amount of money distributed to the Member by the Company, [ii] the Fair Market Value of assets distributed to the Member by the Company (net of liabilities that the Member assumes or takes subject to), [iii] the Member's allocable share of Losses and [iv] all other items properly charged to such Capital Account as required by the (S) 704(b) Regulations; and

[c]   Otherwise adjusted as required by the (S) 704(b) Regulations.

Any unrealized appreciation or depreciation with respect to any asset distributed in kind will be allocated among the Members in accordance with the provisions of Article 4 as though such asset had been sold for its Fair Market Value on the date of Distribution and the Members' Capital Accounts will be adjusted to reflect both the deemed realization of such appreciation or depreciation and the Distribution of such property.

      The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with the
(S) 704(b) Regulations and will be interpreted and applied in a manner consistent with such Regulations and any amendment or successor provision thereto. The Members will cause appropriate modifications to be made if unanticipated events might otherwise cause this Agreement not to comply with the (S) 704(b) Regulations, so long as such modifications do not cause a material change in the relative economic benefits of the Members under this Agreement.

3.4   TRANSFER.  If all or any part of an Ownership Interest is Transferred in
      --------
accor dance with this Agreement, the Capital Account of the Transferor that is attributable to the Transferred Ownership Interest will carry over to the Transferee.

3.5   ADJUSTMENTS.  The Members intend to comply with the (S) 704(b) Regulations
      -----------
respects, and the Capital Accounts of the Members in all will be adjusted to the full extent that the (S) 704(b) Regulations may apply (including applying the concepts of qualified income offsets and minimum gain chargebacks).

3.6   MARKET VALUE ADJUSTMENTS.  Appropriate Capital Account adjustments will be
      ------------------------
made upon any Transfer of an Ownership Interest, including those that apply upon the constructive Liquidation of the Company under (S) 708(b) of the Code, all in accordance with the (S) 704(b) Regulations. Similarly, if optional basis adjustments are made under (S) 734 or (S) 743 of the Code, appropriate Capital Account adjustments will be made as required by the (S) 704(b) Regulations.

3.7   NO WITHDRAWAL OF CAPITAL.  Except as specifically provided in this
      ------------------------
Agreement, no Member will be entitled to withdraw all or any part of its Capital Contribution from the Company prior to the Company's Dissolution and Liquidation or, when such withdrawal of capital is permitted, to demand a distribution of property other than money or as otherwise provided in this Agreement.

3.8   NO INTEREST ON CAPITAL.  No Member will be entitled to receive interest
      ----------------------
on such Person's Capital Account or Capital Contribution.

3.9   NO DRAWING ACCOUNTS.  The Company will not maintain a drawing account
      -------------------
for any Member. All Distributions to Members will be governed by Article 5 (relating to Distributions not in Liquidation of the Company) and by Article 12 (relating to Distributions in Liquidation of the Company).

3.10  NO SALARY.  Except upon the affirmative Vote of all Members, no Member
      ---------
or Affiliate will be entitled to any salary or other form of compensation paid by the Company for services rendered to the Company. The foregoing prohibition will not apply to a Member's allocation of any Profits pursuant to Article 4 or receipt of any Distribution contemplated by this Agreement pursuant to Article 5 or Article 12.

3.11  LOANS TO DIVISIONAL COMPANIES.  In the event that the members of
      -----------------------------
a Divisional Company approve the making of an additional contribution to such Divisional Company and a Funding Member (as defined in the operating agreement of the Divisional Company) fails to make all or any portion of its share of such approved additional contribution by the required date, the other Funding Member may, at such Funding Member's option, elect to make a loan to the Company in the amount of the deficiency in additional contributions. Such loan will bear simple interest at the Prime Rate and will be payable only from Available Cash of the Company. Payments in respect of any such loans will be applied in the order that such loans were made, and all payments will be applied first to accrued but unpaid interest and then to reduce the outstanding principal amount of the loan. In the event that any Funding Member of a Divisional Company makes a loan to the Company in accordance with this 3.11, the Company concurrently will make a loan in the same amount and upon the same terms to the Divisional Company in which the deficiency in additional contributions occurred. Any such loan from a Funding Member to the Company will be repaid from Available Cash before any Distributions are made by the Company to its Members, and any such loan from the Company to a Divisional Company will be repaid in full from available cash of the Divisional Company (determined pursuant to the operating agreement of the Divisional Company) before any distributions are made by the Divisional Company to its members. All such loans from the Company to a Divisional Company will be due and payable at the closing of a transaction pursuant to Section 2.2, 2.3,
2.4 or 2.5 of the Agreement Regarding Ownership Interests in which either Member Group sells all of its Interests in the Divisional Company. If during a Funding Cure Period (as defined in the operating agreement of a Divisional Company), the defaulting Funding Member pays to the nondefaulting Funding Member an amount equal to all unpaid principal of and interest on the Funding Member's loan to the Company to which such Funding Cure Period relates, the loans from the Funding Member to the Company and from the Company to the Divisional Company will immediately be forgiven, and the Interests of the Funding Members and the Company in the Divisional Company will be adjusted in accordance with the operating agreement of the Divisional Company.


 ARTICLE 4:  PROFITS AND LOSSES

4.1   DETERMINATION.  The terms "Profits" and "Losses" mean, respectively, the
      -------------
net profits and losses of the Company determined for each Fiscal Year in accordance with the method of accounting adopted by the Company for federal income tax purposes, except that such net profit or loss will be determined [a] by including as an item of income any income that is exempt from taxation, [b] by deducting as an expense any expenditure of the Company not deductible in computing its taxable income and not properly chargeable to any Capital Account, or deemed not deductible in computing its taxable income and not properly chargeable to any Capital Account in accordance with the (S) 704(b) Regulations and [c] by calculating the gain, loss, depreciation and amortization on property which is reflected in the Capital Accounts at a book basis different from the basis of such property for federal income tax purposes based on the book basis of such property in accordance with the (S) 704(b) Regulations. Any allocation of Profits or Losses will be considered a pro rata allocation of each item entering into the computation of Profits and Losses.

4.2 ALLOCATION OF PROFITS AND LOSSES GENERALLY.  Except as provided in 4.3
    ------------------------------------------
through 4.13, Profits or Losses, as the case may be, for each Fiscal Year will be allocated as follows:

[a]   Profits will be allocated:

      [i] first, as to Profits allocated subsequent to the Preferred Allocation Date, 100% to the Fox Member until the cumulative amount so allocated for all Fiscal Years (net of cumulative Losses allocated to the Fox Member under 4.2[b][i]) is equal to the Fox Preferred Amount;

      [ii] second, as to Profits allocated in any Fiscal Year, to the Members to the extent of, and in proportion to, Losses previously allocated to such Members pursuant to 4.2[b][iii]. To the extent that a prior allocation of Losses has been offset by a prior allocation of Profits pursuant to this 4.2[a][ii], Profits will not be further allocated under this 4.2[a][ii] to offset such Losses; and

      [iii] thereafter, as to Profits allocated in any Fiscal Year, to the Members in proportion to their Ownership Interests.

[b]   Losses will be allocated:

      [i] first, as to Losses allocated subsequent to the Preferred Allocation Date, 100% to the Fox Member until the cumulative amount so allocated for all Fiscal Years is equal to the cumulative amount of Profits allocated pursuant to 4.2[a][i];

      [ii] second, as to Losses allocated in any Fiscal Year, to the Members to the extent of, and in proportion to, Profits previously allocated to such Members pursuant to 4.2[a][iii]. To the extent that a prior allocation of Profits has been offset by a prior allocation of Losses pursuant to this 4.2[b][ii], Losses will not be further allocated under this 4.2[b][ii] to offset such Profits; and

      [iii] thereafter, as to Losses allocated in any Fiscal Year, to the Members in proportion to their Ownership Interests.

4.3 NONRECOURSE DEDUCTIONS.  Losses attributable to any Company nonrecourse
    ----------------------
liability (for which no Member or related Person (within the meaning of the (S) 752 Regulations) bears the economic risk of loss) will be allocated in the same manner as Losses are allocated pursuant to 4.2[b], and Losses of the Company attributable to any Member nonrecourse liability (which is nonrecourse to the Company, but for which one or more Members or related Persons bear the economic risk of loss) will be allocated in accordance with the (S) 704(b) Regulations to those Members bearing (or who, because of their relationship to Persons who bear such economic risk of loss, are deemed to bear) the economic risk of loss for the liability. The allocation of liabilities to a property, the determination of nonrecourse deductions, the effect of property revaluations and all other issues affecting the allocation of nonrecourse deductions will be determined in accordance with the (S) 704(b) Regulations.

4.4 MINIMUM GAIN CHARGEBACK.  Notwithstanding the general rule on allocation
    -----------------------
of Profits stated in 4.2[a], if there is a net decrease in Company minimum gain for any Fiscal Year, each Member will be allocated items of Profits for such year equal to such Member's share of the net decrease in Company minimum gain. If there is a net decrease in Member nonrecourse debt minimum gain for any Fiscal Year, each Member having a share of such minimum gain will be allocated items of Profits equal to such Member's share of such net decrease in Company nonrecourse debt minimum gain. The determination of net decreases in Company minimum gain and Member nonrecourse debt minimum gain, allocations of such net decreases, exceptions to minimum gain chargebacks and all other issues affecting the minimum gain chargeback requirements will be determined in accordance with the (S) 704(b) Regulations.

4.5   GAIN CHARGEBACK.  Notwithstanding the general rule stated in 4.2[a] but
      ---------------
subject to the prior application of the minimum gain chargeback rule stated in 4.4, Profits of the Company incident to Dissolution and Liquidation will be allocated among the Members in the following order and priority: [a] if any Members have negative Capital Account balances, to such Members in proportion to and to the extent of such negative balances until all such negative balances are eliminated; [b] if the allocations to the Company described in 4.2[a][i] have not been completed, to the Fox Member until completion of such allocations; and [c] the balance to the Members in proportion to their Ownership Interests.

4.6   TAX ALLOCATIONS.  Allocation of items of income, gain, loss and
      ---------------
deduction of the Company for federal income tax purposes for a Fiscal Year will be allocated, as nearly as is practicable, in accordance with the manner in which such items are reflected in the allocations of Profits and Losses among the Members for such Fiscal Year. To the extent possible, principles identical to those that apply to allocations for federal income tax purposes will apply for state and local income tax purposes.

4.7 QUALIFIED INCOME OFFSET.  Notwithstanding any other provision of this
    -----------------------
Agreement to the contrary (except 4.4, which will be applied first), if in any Fiscal Year or other period a Member unexpectedly receives an adjustment, allocation or distribution described in the qualified income offset provisions of the (S) 704(b) Regulations, such Member will be specially allocated items of income in an amount and manner sufficient to eliminate, to the extent required by the (S) 704(b) Regulations, the Adjusted Capital Account Deficit of such Member as quickly as possible.

4.8 Limit on Loss Allocations.  Notwithstanding the provisions of  4.2[b] or
    -------------------------
any other provision of this Agreement to the contrary, Losses (or items thereof) will not be allocated to a Member if such allocation would cause or increase a Member's Adjusted Capital Account Deficit and will be reallocated to the other Members in proportion to their Ownership Interests, subject to the limitations of this 4.8.

4.9 (S) 754 ADJUSTMENTS.  To the extent an adjustment to the adjusted tax
    -------------------
basis of any Company asset under (S) 734(b) or (S) 743(b) of the Code is required to be taken into account in determining Capital Accounts under the (S) 704(b) Regulations, the amount of the adjustment to the Capital Accounts will be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis), and the gain or loss will be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted under the (S) 704(b) Regulations.

4.10  CONTRIBUTED PROPERTY.  All items of gain, loss and deduction with
      --------------------
respect to property that is reflected in the Capital Accounts of the Members at a basis different from such property's adjusted tax basis will be allocated, solely for tax purposes, among the Members to take into account the variation between the adjusted tax basis of the property and the basis reflected in the Member's Capital Account according to the principles of the (S) 704(c) Regulations. For example, if there is built-in gain with respect to certain property at the time of such property's contribution to the Company, upon the Company's sale of that property the pre-contribution taxable gain (as subsequently adjusted under the (S) 704(c) Regulations during the period such property was held by the Company) would be allocated to the contributing Member (and such pre-contribution gain would not again create a Capital Account adjustment because the property was credited to Capital Account upon contribution at its Fair Market Value). Except as limited by the following sentence, the allocation of tax items with respect to (S) 704(c) property to Members that do not reflect a basis difference with respect to such property in their Capital Accounts will, to the extent possible, be equal to the allocation of the corresponding book items made to such Members with respect to such property. All tax allocations made under this 4.11 will be made in accordance with (S) 704(c) of the Code and (S) 1.704-3(b) of the Regulations.

4.11     TAX CREDITS.  To the extent that the federal income tax basis of an
         -----------
asset is allocated to the Members in accordance with the Regulations promulgated under (S) 46 of the Code, any tax credit attributable to such tax basis will be allocated to the Members in the same ratio as such tax basis. With respect to any other tax credit, to the extent that a Company expenditure gives rise to an allocation of loss or deduction, any tax credit attributable to such expenditure will be allocated to the Members in the same ratio as such loss or deduction. Consistent principles will apply in determining the Members' interests in tax credits that arise from taxable or non-taxable receipts of the Company. All allocations of tax credits will be made as of the time such credit arises. Any recapture of a tax credit will be allocated, to the extent possible, to the Members in the same manner as the tax credit was allocated to them. Except as otherwise specifically provided in the (S) 704(b) Regulations (such as the adjustments required when there is an upward or downward adjustment in the tax basis of investment credit property), allocations of tax credits and their recapture will not be reflected by any adjustment to Capital Accounts.

4.12  ALLOCATION ON TRANSFER.  If any Ownership Interest is transferred during
      ----------------------
any Fiscal Year of the Company (whether by liquidation of an Ownership Interest, Transfer of all or part of an Ownership Interest or otherwise), the books of the Company will be closed as of the effective date of Transfer. The Profits or Losses attributed to the period from the first day of such Fiscal Year through the effective date of Transfer will be allocated to the Transferor and the Profits or Losses attributed to the period commencing on the day after the effective date of Transfer will be allocated to the Transferee. In lieu of an interim closing of the books of the Company and with the agreement of the Transferor and the Transferee, the Company may allocate Profits and Losses for such Fiscal Year between the Transferor and the Transferee based on a daily proration of items for such Fiscal Year or any other reasonable method of allocation (including an allocation of extraordinary Company items, as determined by the Company, based on when such items are recognized for federal income tax purposes).

4.13  TIER PARTNERSHIPS.  Rules similar to those stated in this Article will
      -----------------
apply to the extent the Company is an owner of an interest in another Person which is classified as a partnership for federal income tax purposes, all in accordance with the (S) 704(b) Regulations.


ARTICLE 5:  DISTRIBUTIONS

5.1   DISTRIBUTIONS GENERALLY.  Except for Distributions incident to the
      -----------------------
Company's Dissolution and Liquidation (which will be governed by 12.4), and except as provided in 3.11, Available Cash will be distributed quarterly to the Members in the following order and priority:

[a] First, 100% to the Fox Member until the cumulative amount so distributed for all Fiscal Years is equal to the Fox Preferred Amount; and

[b]   Thereafter, to the Members in accordance with their Ownership Interests.

5.2   PAYMENT.  All Distributions will be made to Members owning Ownership
      -------
Interests on the date of record, such date being the last day of the calendar month preceding the date of Distribution, as reflected on the books of the Company.

5.3   WITHHOLDING.  If required by the Code or by state or local law, the
      -----------
Company will withhold any required amount from Distributions to a Member for payment to the appropriate taxing authority. Any amount so withheld from a Member will be treated as a Distribution by the Company to such Member. Each Member will timely file any agreement that is required by any taxing authority in order to avoid any withholding obligation that would otherwise be imposed on the Company.

5.4   DISTRIBUTION LIMITATION.  Notwithstanding any other provision of this
      -----------------------
Agreement, the Company will not make any Distribution to the Members if, after the Distribution, the liabilities of the Company (other than liabilities to Members on account of their Ownership Interests) would exceed the Fair Market Value of the Company's assets. With respect to any property subject to a liability for which the recourse of creditors is limited to the specific property, such property will be included in assets only to the extent the property's Fair Market Value exceeds its associated liability, and such liability will be excluded from the Company's liabilities.


ARTICLE 6:  MANAGEMENT

6.1   MANAGEMENT.  Management of the business and affairs of the Company is
      ----------
reserved to, and vested in, the Members and no manager (as defined in the Act) will be elected by the Members unless this Agreement is appropriately amended. Each Member will cause the Company to be managed and operated with the intent to maximize the cash flow and long-term asset value of the Company. The Members will exercise their management control by Vote, subject to any restrictions on a Member's right to Vote as provided in Section 3.5 of the Agreement Regarding Ownership Interests. No Member has the authority to act on behalf of the Company unless authorized by a Vote. Notwithstanding the foregoing, Persons dealing with the Company are entitled to rely conclusively on the power and authority of any Member. From time to time, on the request of a Member authorized to act in accordance with this Agreement, the Company will confirm to Third Parties that Persons dealing with the Company may rely on powers and authorities of such Member as set forth in this Agreement.

6.2   ACTIONS REQUIRING A UNANIMOUS VOTE.  Subject to any restriction on a
      ----------------------------------
Member's right to Vote pursuant to Section 3.5 of the Agreement Regarding Ownership Interests, in addition to those actions described elsewhere in this Agreement as requiring the Vote of, or approval by, all the Members, the following actions or decisions by the Company will be made only by the affirmative unanimous Vote of the Members:

[a] entry into areas of business other than the Sports Business or the fX Business;

[b] the approval of each (or any amendment to any previously approved) three-year business plan and annual operating and capital budget for the Company and each Company Business and Service; if the Members are unable unanimously to approve an annual budget for the Company or a particular Company Business or Service, then, until a new budget is approved, the annual budget for the Company or that Company Business or Service for the immediately preceding Fiscal Year will remain in effect, adjusted (without duplication) to reflect the following increases or decreases: [i] the operation of escalation or de-escalation provisions in contracts in effect at the time of approval of the budget solely as a result of the passage of time or due to operations or undertakings approved in the budget or the occurrence of events beyond the control of the Company, to the extent such contracts are still in effect; [ii] elections made in any prior year under contracts contemplated by the budget for the prior year regardless of which party to such contracts makes such election; [iii] the effect of the existence of any multi-year contract entered into in accordance with a previous budget to the extent not fully reflected in the prior year's budget; [iv] increases or decreases in expenses attributable to the annualized effect of employee additions or reductions during the prior year contemplated by the budget for the prior year; [v] interest expense attributable to any loans; [vi] increases or decreases in overhead expenses in an amount equal to the total of overhead expenses reflected in the budget for the prior year (excluding non-recurring items) multiplied by the percentage increase or decrease in the U.S. Department of Labor Bureau of Labor Statistics Consumer Price Index for all Urban Consumers ("CPI-U") or a successor index for the prior Fiscal Year (but in no event will such change be more than 10% of the corresponding items in the prior budget); and [vii] decreases in expenses attributable to non-recurring items reflected in the prior year's budget.

[c] engaging in any non-budgeted transaction which, when added to all other non-budgeted transactions during the same Fiscal Year, would cause the aggregate amount of non-budgeted transactions for such Fiscal Year to exceed $5,000,000;

[d] approval of any programming rights acquisition agreement involving more than US $5,000,000 per year or US $15,000,000 in the aggregate (unless provided for in the approved budget under which the Company is then operating);

[e] acquiring an interest in or the assets of any business for an acquisition price of more than US $5,000,000;

[f] amendment of this Agreement or any other organizational document of the Company, any Business Company or any Person directly or indirectly Controlled by the Company or in which the Company has an interest directly or indirectly entitling it to vote on such amendment;

[g] any action relating to the merger, sale, consolidation, reorganization, dissolution, winding up, liquidation or similar transaction involving all or any portion of the Company, a Sports Company, an fX Company or any Company Business;

[h] incurrence of any debt exceeding US $5,000,000 (excluding normal trade debt), or the issuance of any guarantee, or the creation of any Lien, unless provided for in the approved budget under which the Company is then operating;

[i] appointment or removal of auditors of the Company, approval or adoption of accounting principles applicable to the Company, and any change in the Fiscal Year of the Company;

[j]   any decision to require Additional Contributions to the Company;

[k] any decision to distribute cash or other assets of the Company, except any Distribution pursuant to Article 5 or pursuant to Section 2.4 of the Agreement Regarding Ownership Interests;

[l] the admission of additional Members (except as provided in 13.3) or the grant by the Company of any right to acquire any interest in the Company or any stock or equity appreciation or similar right;

[m] any transaction involving the Company, on the one hand, and a Member or an Affiliate of a Member, on the other (including the provision of management or other services and charges therefor or allocations of general and administrative costs by a Member or an Affiliate of a Member to the Company), except as otherwise provided in 14.4;

[n] any change in programming direction or philosophy or operating principles (including budget compliance) of the Company or of any Service offered by the Company;

[o]   appointment or removal of the Tax Matters Partner; or

[p] any employment agreement providing for compensation on termination of employment other than in accordance with severance policies generally applicable to employees of the Company.

[q]   any agreement by the Company to take any of the foregoing actions.

6.3   OTHER MATTERS.  Unless otherwise restricted by a unanimous Vote of
      -------------
the Members, any action not requiring a unanimous Vote will be deemed approved by the Company if such action is taken by an officer of the Company in the ordinary course of business in a manner consistent with a business plan or budget approved by the Members.

6.4   MEMBER REPRESENTATIVES.  The Fox Member and the LMC Member each will
      ----------------------
be entitled to designate two individuals, and Financing LLC will be entitled to designate four individuals, to act as such Member's duly authorized representatives and agents (each a "Representative") for purposes of exercising such Member's Vote on any matter involving the Company. A Member will designate its Representatives by Notice to each other Member and may change any such designation at any time upon similar Notice.

6.5   NO DISSOLUTION, RESIGNATION OR RETIREMENT.  No Member will
      -----------------------------------------
voluntarily dissolve, resign from or retire from the Company, except by a Transfer to a Permitted Transferee or following Dissolution and Liquidation of the Company. If any such voluntary dissolution, resignation or retirement occurs in contravention of this Agreement, the withdrawing Member will, without further act, become a Transferee of such Member's Ownership Interest (with the limited rights of a Transferee as set forth in 13.5). Any Member who dissolves, resigns or retires from the Company in contravention of this Agreement will be liable to the Company and the other Members for monetary damages.

6.6   OFFICERS.
      --------

[a] The Fox Member will have the exclusive right to cause the Company to nominate a chief executive officer ("CEO"), chief financial officer ("CFO"), and chief operating officer ("COO") for each of the Sports Business and the fX Business, subject, in each case, to the LMC Member's approval, which approval will not unreasonably be withheld. Each CEO will have the authority to select such other officers (other than a CFO and COO) as may be necessary or desirable to carry out the day-to-day management of that CEO's Company Business, such day-to-day management to be subject to the approval of the Members.

[b] At the request of the LMC Member made at any time after the date that is 18 months after the date of this Agreement, the Fox Member will give due consideration, in good faith, to the appointment of a single CEO, CFO and COO for all the Company Businesses. Such appointment will be subject to the approval of the LMC Member, which approval will not be unreasonably withheld.

[c] Each of the Fox Member and the LMC Member will have the right, in its sole discretion, to cause the Company to terminate a CEO, a CFO or a COO. In case of any such termination, the terminated officer will be required to leave his or her position within 24 hours after receiving a notice of termination.

[d] Appointment of a Person as an officer or agent of the Company will not, in itself, create any contract rights. The officers of the Company, acting in their capacities as such, will be agents acting on behalf of the Company as principal.

 6.7  BUDGETS AND BUSINESS PLANS; FINANCIAL INFORMATION.
      -------------------------------------------------

[a] The Members will require the appropriate officers and employees of the Company to prepare and present to the Members an annual operating and capital budget and a three-year business plan for each of the Sports Business and the fX Business at least 90 days in advance of the beginning of the applicable Fiscal Year. Each annual operating and capital budget will be at least as detailed as the 12-month budgets attached as Appendices A and B to the Original Agreement.

[b] The Members will require the appropriate officers and employees of the Company to prepare and deliver to the Members [i] reasonably detailed quarterly and annual financial statements, including balance sheets and statements of income and cash flows for the Company, each of the Sports Companies and the fX LLC, in each case prepared in accordance with GAAP (subject, in the case of interim financial statements, to the omission of footnotes and normal year-end adjustments), [ii] monthly statements of income and cash flows for the Company, each of the Sports Companies and the fX LLC, including, in the case of such statements of income, identification of all transactions between the Company, a Sports Company or the fX LLC, on the one hand, and a Member or any of its Affiliates, on the other, including footnote disclosure thereof, [iii] quarterly reports setting forth in reasonable detail information concerning investments made by the Company, each of the Sports Companies and the fX LLC, [iv] monthly comparisons of the applicable budget to actual performance and [v] at least quarterly, 12-month forward rolling operating and capital forecasts. The financial information to be provided pursuant to this 6.7[b] will be distributed to the Members within the following time periods: information required to be furnished monthly will be provided within 15 days following the end of the applicable month, information required to be furnished quarterly will be provided within 30 days following the end of the applicable quarter, and information required to be furnished annually will be provided within 60 days following the end of the applicable Fiscal Year.

6.8   MANAGEMENT CONDUCT.  The Members each will cause the officers and
      ------------------
employees of the Company promptly and diligently to perform the duties contemplated by this Agreement. If a Member willfully fails to perform its obligations under the foregoing sentence to the material detriment of the other Members and fails to cure such failure within 30 days after Notice by another Member, such Member will immediately lose its right to take part in the selection or termination of any CEO, CFO and COO and will cease to have voting rights as to the actions described in 6.2[b] through 6.2[d] and as to any agreement by the Company to take any of such actions.

6.9   UNAUTHORIZED ACTIONS.  If a Member takes any action which is not
      --------------------
authorized under this Agreement and, as a consequence of such action, the Company incurs any liability or obligation to any Person, at the election of any other Member, the Member taking such unauthorized action will be solely responsible for the full amount of such liability or obligation and will indemnify the Company against any claim for satisfaction thereof. Subject to receipt of an assumption agreement, duly executed by such Member, to the effect set forth in the foregoing sentence, which assumption agreement is in form and substance reasonably satisfactory to the other Members, the Company will assign to such Member all the Company's rights in and to any asset, income or benefit arising from the incurrence of such liability or obligation (such assignment to be effected by an assignment duly executed by the Company, which assignment is in form and substance reasonably satisfactory to such Member). After such assignment, the Member to which such rights have been assigned may use or transfer such rights, subject, in any event, to any restriction on the use or transfer thereof imposed by this Agreement or the Parents Agreement.


ARTICLE  7:  MEETINGS  OF  MEMBERS

7.1   MEETINGS.
      --------

[a] Regular meetings of the Members will be held quarterly upon at least 10 days' prior Notice by the Member entitled to select the place of the meeting pursuant to 7.2.

[b] Special meetings of the Members may be called by any Member owning at least 10% of the Ownership Interests held by all Members upon the giving of at least 10 days' prior Notice by such Member.

7.2   PLACE. The LMC Member and the Fox Member will alternate in selecting
      -----
the place for each quarterly meeting of the Members. If no place for a meeting is designated, or if a special meeting is called, the place of the meeting will be the Company's principal business office or such other place as the Members may approve.

7.3   NOTICE.  Notice of any meeting will be given to at least one
      ------
Representative of each Member not less than 10 days or more than 30 days before the date of the meeting. Such Notice will state the place, day and hour of the meeting and, in the case of a special meeting, the purpose for which the meeting is called.

7.4   WAIVER OF NOTICE.  Any Member may waive, in writing, any Notice
      ----------------
required to be given to such Member, whether before or after the time for the meeting stated in such Notice. Any Member who signs minutes of action (or a written consent) will be deemed to have waived any required Notice with respect to such action.

7.5   RECORD DATE.  For the purpose of determining Members entitled to
      -----------
Notice of or to Vote at any meeting of Members, the date on which Notice of the meeting is first given will be the record date for the determination of Members. Any such determination of Members entitled to Vote at any meeting of Members will apply to any adjournment of a meeting.

7.6   QUORUM.  A quorum at any meeting of Members will be deemed to exist
      ------
if at least one Representative of each Member entitled to Vote is present in person or by proxy. Any meeting at which a quorum is not present may be adjourned to another place, day and hour without further Notice.

7.7   MANNER OF ACTING.  If a quorum is present at any meeting of the
      ----------------
Members, the affirmative Vote of Members as set forth in Article 6 will be the act of the Company. Prompt Notice describing all actions taken at a meeting will be provided to all Representatives who were not in attendance at such meeting.

7.8   PROXIES.  At any meeting of Members, a Member may Vote in person or
      -------
by written proxy given to another Member. A proxy will be valid if signed by any Representative of the Member or by a duly authorized attorney-in-fact and filed with the Company before or at the time of the meeting. No proxy will be valid after three months from the date of its signing unless otherwise provided in the proxy. Attendance at the meeting by any Representative of the Member giving the proxy will be deemed to revoke the proxy during the period of attendance.

7.9   MEETINGS BY TELEPHONE.  The Members may participate in a meeting by
      ---------------------
means of conference telephone or similar communications equipment by which all Representatives participating in the meeting can hear each other at the same time. Such participation will constitute presence in person at the meeting and waiver of any required Notice.

7.10  ACTION WITHOUT A MEETING.  Any action required or permitted to be
      ------------------------
taken at a meeting of Members may be taken without a meeting if the action is evidenced by one or more minutes of action or written consents describing the action taken, signed by all Representatives of those Members entitled to Vote. Action so taken will be effective when all Representatives of those Members entitled to Vote have signed the consent, unless the consent specifies a later effective date. Prompt Notice describing all actions taken without a meeting of Members will be provided to all Representatives who have not signed the written consent authorizing such actions.


ARTICLE  8:  LIABILITY OF A MEMBER

8.1   LIMITED LIABILITY.  Except as otherwise provided in the Act and in
      -----------------
6.9, the debts, obligations and liabilities of the Company (whether arising in contract, tort or otherwise) will be solely the debts, obligations and liabilities of the Company, and no Member of the Company (including any Person who formerly held such status) is liable or will be obligated personally for any such debt, obligation or liability of the Company solely by reason of such status. No Representative, individual trustee, officer, director, employee or agent of any Member will have any personal liability for the performance of any obligation of such Member under this Agreement.

8.2   CAPITAL CONTRIBUTION.  Each Member is liable to the Company for [a]
      --------------------
the Initial Contribution agreed to be made under 3.1 and [b] any Capital Contribution or Distribution that has been wrongfully or erroneously returned or made to such Person in violation of the Act, the Certificate or this Agreement.

8.3   CAPITAL RETURN.  Any Member who has received the return of all or any
      --------------
part of such Person's Capital Contribution will have no liability to return such Distribution to the Company after the expiration of three years from the date of such Distribution unless Notice of an obligation to return is given to such Person within such three-year period; provided that if such return of capital has occurred without violation of the Act, the Certificate or this Agreement, the three-year obligation to return capital will apply only to the extent necessary to discharge the Company's liability to its creditors who reasonably relied on such obligation in extending credit prior to such return of capital.

8.4   RELIANCE.  Any Member will be fully protected in relying in good
      --------
faith upon the records of the Company and upon such information, opinions, reports or statements by

[a] any of the Company's other Members, employees or committees or [b] any other Person who has been selected with reasonable care as to matters such Member reasonably believes are within such other Person's professional or expert competence. Matters as to which such reliance may be made include the value and amount of assets, liabilities, Profits and Losses of the Company, as well as other facts pertinent to the existence and amount of assets from which distributions to Members might properly be made.


ARTICLE  9:  INDEMNIFICATION

9.1   GENERAL.  The Company will indemnify each Member from and against any
      -------
and all loss, damage, expense (including reasonable fees and expenses of attorneys and other advisors and any court costs incurred by such Member) or liability incurred in any Proceeding to which such Member is made a party because such Person was a Member or acted or failed to act with respect to the business or affairs of the Company if [a] such Person acted in good faith, [b] such Person reasonably believed that its conduct in an official capacity was in the Company's best interests or, if the conduct was not in an official capacity, that its conduct was at least not opposed to the Company's best interests and [c] such Person, in the case of any criminal Proceeding, had no reasonable cause to believe its conduct was unlawful.

9.2   EXCEPTION.  Notwithstanding the general rule stated in 9.1, the
      ---------
Company will not indemnify any Person in connection with [a] any Proceeding by or in right of the Company in which such Member was adjudged liable to the Company, [b] in connection with any Proceeding charging improper personal benefit to the Member (whether or not involving action in an official capacity) in which such Person was adjudged liable on the basis that personal benefit was improperly received or [c] any liability or obligation for which such Person is liable under 6.9.

9.3   EXPENSE ADVANCEMENT.  With respect to the reasonable expenses
      -------------------
incurred by a Member who is a party to a Proceeding, the Company may provide funds to such Person in advance of the final disposition of the Proceeding if [a] the Member furnishes the Company with such Person's written affirmation of a good-faith belief that it has met the standard of conduct described in 9.1, [b] the Member agrees in writing to repay the advance (with simple interest at the Prime Rate) if it is determined that it has not met such standard of conduct and [c] the Company determines that, based on then known facts, indemnification is permissible under this Article.

9.4   INSURANCE.  The indemnification provisions of this Article do not
      ---------
limit a Member's right to recover under any insurance policy maintained by the Company. If, with respect to any loss, damage, expense or liability described in 9.1, any Member receives an insurance policy indemnification payment which, together with any indemnification payment made by the Company, exceeds the amount of such loss, damage, expense or liability, then such Person will immediately repay such excess to the Company.

9.5   INDEMNIFICATION OF OTHERS.  To the same extent that the Company will
      -------------------------
indemnify and advance expenses to a Member, the Company may indemnify and advance expenses to any officer, employee or agent of the Company. In addition, the Company, in its discretion, may indemnify and advance expenses to any Company officer, employee or agent to a greater extent than a Member.


ARTICLE  10:  ACCOUNTING  AND  REPORTING

10.1   FISCAL YEAR.  For income tax and accounting purposes, the fiscal year
       -----------
of the Company will be the Fiscal Year.

10.2   ACCOUNTING METHOD.  For income tax and accounting purposes, the
       -----------------
Company will use the accrual method of accounting (unless otherwise required by the Code). The Tax Matters Partner will have the authority to adopt all other accounting methods for tax purposes.

10.3   TAX ELECTIONS.  The Tax Matters Partner will have the authority to
       -------------
make such tax elections, and to revoke any such election, as the Tax Matters Partner may from time to time determine. Notwithstanding the preceding sentence, following any Transfer (within the meaning of (S) 754 of the Code) of an Ownership Interest, the Tax Matters Partner will make the election under (S) 754 of the Code upon the timely written request of either the Transferor Member or the Transferee. In addition, the Tax Matters Partner may make the (S) 754 election if the Tax Matters Partner determines that such election is in the best interests of the Company or any Member.

10.4   RETURNS.  At the expense of the Company, the Tax Matters Partner will
       -------
cause the preparation and timely filing of all tax returns required to be filed by the Company pursuant to the Code, as well as all other tax returns required in each jurisdiction in which the Company does business.

10.5   FINANCIAL REPORTS.  The Members will cause the appropriate officers
       -----------------
or employees of the Company, at the expense of the Company, to cause to be prepared and distributed to the Members the financial statements, reports and other information prescribed by 6.7 and such other financial statements, budgets, plans and schedules as required for the reporting purposes of and/or are from time to time reasonably requested by the Members.

10.6   ANNUAL AUDIT.
       ------------

[a] Each Fiscal Year, an audit will be made by the Company's accountants at the expense of the Company. The audit will be conducted in accordance with generally accepted auditing standards, and will cover all of the assets, properties, liabilities and net worth of the Company as well as its dealings, transactions and operations during such Fiscal Year, together with all other matters customarily included in such accountings and audits or as may be reasonably required by the Members. As to any Member whose fiscal year does not coincide with the Fiscal Year of the Company, the Company will bear the cost of [i] any review that is required to be conducted by such Member's independent auditor for the purpose of permitting such independent auditor to rely on any audit opinion issued by the Company's independent auditor for the Fiscal Year ended within the fiscal year of the Member and [ii] if applicable, any review that is required to permit such Member to comply with Regulation S-X of the Securities Act of 1934, as amended, such cost not to exceed a reasonable amount.

[b] At the expense of the Company, within 60 days after the end of each Fiscal Year, the Company will furnish the Members with audited financial statements prepared by the Company's accountants on an accrual basis in accordance with GAAP consistently applied which will contain a balance sheet as of the end of the Fiscal Year, statements of income, changes in the Capital Accounts and cash flow for the Fiscal Year then ended. The timing of the annual audit of each Fiscal Year will be such that the Company's accountants are in a position to render a conclusion as to the probable fairness of presentation of the financial statements of the Company for such Fiscal Year (which will have been furnished pursuant to the foregoing provisions of this 10.6) by the 60th day following the close of the Fiscal Year.

 10.7 BOOKS AND RECORDS.
      -----------------

[a] The following books and records of the Company will be kept at its principal office: [i] a current list of the full name and last known business, residence or mailing address of each Member; [ii] originals of the Certificate and of this Agreement, as amended (as well as any signed powers of attorney pursuant to which any such document was executed); [iii] a copy of the Company's federal, state and local income tax returns and reports and annual financial statements of the Company, for the six most recent years; and [iv] minutes, or minutes of action or written consent, of every meeting of Members of the Company.

[b] At the Company's expense, there will be kept at the Company's principal office separate books of account for each Company Business which will be a true and accurate record of all costs and expenses incurred, all credits made and received and all income derived in connection with the operation of the Company Business in accordance with GAAP consistently applied.

[c] Each Member, at its sole expense, will have the right, at any time without notice to the other, to examine, copy and audit the Company's books and records during normal business hours.

 10.8 INFORMATION.
      -----------

[a] Each Member has the right, from time to time and upon reasonable demand for any purpose reasonably related to such Person's interest as a Member of the Company, to obtain from the Company: [i] a current list of the full name and last known business, residence or mailing address of each Member; [ii] a copy of the Certificate and of this Agreement, as amended (as well as any signed powers of attorney pursuant to which any such document was executed); [iii] a copy of the Company's federal, state and local income tax returns and reports and annual financial statements of the Company, for the six most recent years; [iv] minutes, or minutes of action or written consent, of every meeting of the Members of the Company; [v] true and full information regarding the amount of money and a description and statement of the agreed value of any other property or services contributed or to be contributed by each Member, and the date on which each became a Member; [vi] true and full information regarding the status of the business and financial condition of the Company; and [vii] other information regarding the affairs of the Company as reasonably may be requested by such Member.

[b] The Members will cause the Company [i] to deliver to each Member, for its review and approval, a copy of each tax return or report required to be filed by the Company at least 30 days before the required filing date and [ii] to provide to each Member, not more than 135 days after each Fiscal Year end, such information for such Fiscal Year as the Member reasonably requires to prepare tax returns or reports required to be filed by it or one or more of its Affiliates, including federal and state tax information and projections and estimates.

10.9  BANKING.  The Company may establish and maintain one or more accounts
      -------
or safe deposit boxes at banks or other financial institutions. The Company may authorize one or more individuals to sign checks on and withdraw funds from such bank or financial accounts and to have access to such safe deposit boxes, and may place such limitations and restrictions on such authority as the Company deems advisable. No funds of the Company will be commingled with funds of any Member or any other Person.

10.10  TAX MATTERS PARTNER.  Until further action by the Company, the Fox
       -------------------
Member is designated as the Tax Matters Partner under (S) 6231(a)(7) of the Code. The Tax Matters Partner will take no action which is reasonably expected to have a material adverse effect on one or more of the Members unless such action is approved by the unanimous Vote of the Members. The Tax Matters Partner will be responsible for notifying all Members of ongoing proceedings, both administrative and judicial, and will represent the Company throughout any such proceeding. The Members will furnish the Tax Matters Partner with such information as it may reasonably request to provide the Internal Revenue Service with sufficient information to allow proper notice to the Members. If an administrative proceeding with respect to a partnership item under the Code has begun, and the Tax Matters Partner so requests, each Member will notify the Tax Matters Partner of its treatment of any partnership item on its federal income tax return, if any, which is inconsistent with the treatment of that item on the partnership return for the Company. Any settlement agreement with the Internal Revenue Service will be binding upon the Members only as provided in the Code. The Tax Matters Partner will not bind any other Member to any extension of the statute of limitations or to a settlement agreement without such Member's written consent. Any Member who enters into a settlement agreement with respect to any partnership item will notify the other Members of such settlement agreement and its terms within 30 days after the date of settlement. If the Tax Matters Partner does not file a petition for readjustment of the partnership items in the Tax Court, federal District Court or Claims Court within the 90-day period following a notice of a final partnership administrative adjustment, any notice partner or 5-percent group (as such terms are defined in the Code) may institute such action within the following 60 days. The Tax Matters Partner will timely notify the other Members in writing of its decision. Any notice partner or 5-percent group will notify the other Members of its filing of any petition for readjustment.

10.11  NO  PARTNERSHIP.  The classification of the Company as a partnership
       ---------------
will apply only for federal (and, as appropriate, state and local) income tax purposes. This characterization, solely for tax purposes, does not create or imply a general partnership between the Members for state law or any other purpose. Instead, the Members acknowledge the status of the Company as a limited liability company formed under the Act.


ARTICLE  11:  DISSOLUTION

11.1   DISSOLUTION.  Dissolution of the Company will occur upon the
       -----------
happening of any of the following events:

[a] The sale or other disposition of all or substantially all of the Company's assets;

[b]   The affirmative Vote of all Members; or

[c] The last day of the Fiscal Year ending in 2095, unless prior to such date the Company is continued under the Act and this Agreement by the unanimous Vote of all Members.

11.2  EXCLUSIVE MEANS OF DISSOLUTION.  The exclusive means by which the
      ------------------------------
Company may be dissolved are set forth in 11.1. The Company will not be dissolved upon the death, retirement, resignation, expulsion, Bankruptcy, or dissolution of any Member or upon the occurrence of any other event which terminates the continued membership of any Member in the Company.


ARTICLE  12:  LIQUIDATION

12.1   LIQUIDATION.  Upon Dissolution of the Company, the Company will
       -----------
immediately proceed to wind up its affairs and liquidate pursuant to this 12.1. If there is only one remaining Member, that Member will act as the liquidating trustee. Otherwise, any Person appointed by Members owning more than 50% of the Ownership Interests held by all Members will act as the liquidating trustee.
The Liquidation of the Company will be accomplished in a businesslike manner as determined by the liquidating trustee. A reasonable time will be allowed for the orderly Liquidation of the Company and the discharge of liabilities to creditors so as to enable the Company to minimize any losses attendant upon Liquidation. Any gain or loss on disposition of any Company assets in Liquidation will be allocated to Members in accordance with the provisions of
Article 4. Any liquidating trustee is entitled to reasonable compensation for services actually performed, and may contract for such assistance in the liquidating process as such Person deems necessary or desirable. Until the filing of a certificate of cancellation under 12.8, and without affecting the liability of the Members and without imposing liability on the liquidating trustee, the liquidating trustee may settle and close the Company's business, prosecute and defend suits, dispose of its property, discharge or make provision for its liabilities, and make Distributions in accordance with the priorities set forth in this Article.

12.2  TAX TERMINATION.  In addition to termination of the Company following
      ---------------
its Dissolution, a termination of the Company will occur, for federal income tax purposes only, on the date the Company is terminated under (S) 708(b)(1) of the Code. Under current law, events causing such a termination include the sale or exchange of 50% or more of the total interest in the capital and profits of the Company within a 12-month period. Upon the occurrence of a termination under
(S) 708(b)(1) of the Code, the Company will be deemed to contribute its assets and liabilities to a new partnership for tax purposes and will be deemed to distribute interests in such new partnership to the purchaser and the remaining Members in proportion to their respective interests in the Company. All adjustments and computations will be made under this Agreement as if the constructive transactions had actually occurred, and the Capital Accounts of the

Members in such new tax partnership will be determined and maintained in accordance with the (S) 704(b) Regulations.

12.3  PRIORITY OF PAYMENT.  The assets of the Company will be distributed
      -------------------
in Liquidation in the following order:

[a] First, to creditors by the payment or provision for payment of the debts and liabilities of the Company (other than any loans or advances that may have been made by any Member or Affiliate) and the expenses of Liquidation;

[b] Second, to the setting up of any reserves that are reasonably necessary for any contingent, conditional or unmatured liabilities or obligations of the Company;

[c] Third, to the repayment of any loans to the Company that may have been made by any Member or any Affiliate of a Member (according to the relative priority of repayment of such loans and proportionally among loans of equal priority if the amount available for repayment is insufficient for payment in full); and

[d] Fourth, to the Members in proportion to the positive balances in their respective Capital Accounts after such Capital Accounts have been adjusted for all allocations of Profits and Losses and items thereof for the Fiscal Year during which such Liquidation occurs.

12.4  LIQUIDATING DISTRIBUTIONS.  The liquidating Distributions due to the
      -------------------------
Members will be made by selling the assets of the Company and distributing the net proceeds. Notwithstanding the preceding sentence, but only upon the affirmative Vote of all Members, the liquidating Distributions may be made by distributing the assets of the Company in kind to the Members in proportion to the amounts distributable to them pursuant to 12.3, valuing such assets at their Fair Market Value (net of liabilities secured by such property that the Member takes subject to or assumes) on the date of Distribution. Each Member agrees to save and hold harmless the other Members from such Member's proportionate share of any and all such liabilities which are taken subject to or assumed. Appropriate and customary prorations and adjustments will be made incident to any Distribution in kind. The Members will look solely to the assets of the Company for the return of their Capital Contributions, and if the assets of the Company remaining after the payment or discharge of the debts and liabilities of the Company are insufficient to return such contributions, they will have no recourse against any other Member. The Members acknowledge that 12.3 may establish Distribution priorities different from those set forth in the provisions of the Act applicable to Distributions upon Liquidation, and the Members agree that they intend, to that extent, to vary those provisions by this Agreement.

12.5  NO RESTORATION OBLIGATION.  Except as otherwise specifically provided
      -------------------------
in 8.2 and 8.3, nothing contained in this Agreement imposes on any Member an obligation to make an Additional Contribution in order to restore a deficit Capital Account upon Liquidation of the Company.

12.6  TIMING.  Final Distributions in Liquidation will be made by the end
      ------
of the Company's Fiscal Year in which such actual Liquidation occurs (or, if later, within 90 days after such event) in the manner required to comply with the (S) 704(b) Regulations. Payments or Distributions in Liquidation may be made to a liquidating trust established by the Company for the benefit of those entitled to payments under 12.3, in any manner consistent with this Agreement and the (S) 704(b) Regulations.

12.7  LIQUIDATING REPORTS.  A report will be submitted with each
      -------------------
liquidating Distribution to Members made pursuant to 12.4, showing the collections, disbursements and Distributions during the period which is subsequent to any previous report. A final report, showing cumulative collections, disbursements and Distributions, will be submitted upon completion of the Liquidation.

12.8  CERTIFICATE OF CANCELLATION.  Upon Dissolution of the Company and the
      ---------------------------
completion of the winding up of its business, the Company will file a certificate of cancellation (to cancel the Certificate of Formation) with the Delaware Secretary of State pursuant to the Act. At such time, the Company will also file an application for withdrawal of its certificate of authority in any jurisdiction where it is then qualified to do business. A certificate of cancellation will also be filed at any time there is only one Member.


ARTICLE  13:  TRANSFER RESTRICTIONS

13.1   GENERAL RESTRICTION.  No Person may Transfer all or any part of such
       -------------------
Person's Ownership Interest in any manner whatsoever except to a Permitted Transferee as set forth in 13.3 and only if the requirements of 13.4 have also been satisfied. Any other Transfer of all or any part of an Ownership Interest is null and void, and of no effect. Any Member who makes a Transfer of all of such Person's Ownership Interest will be treated as resigning from the Company on the effective date of such Transfer. The rights and obligations of any resigning Member or of any Transferee of an Ownership Interest will be governed by the other provisions of this Agreement.

13.2   NO MEMBER RIGHTS.  Except as otherwise provided in this Agreement, no
       ----------------
Member has the right or power to confer upon any Transferee the attributes of a Member in the Company. The Transferee of all or any part of an Ownership Interest by operation of law does not, by virtue of such Transfer, succeed to any rights as a Member in the Company.

13.3   PERMITTED TRANSFEREES.  Subject to the requirements set forth in
       ---------------------
13.4, a Person may Transfer all (but not less than all) of such Person's Ownership Interest to any Person to whom such Ownership Interest is permitted to be transferred pursuant to the Agreement Regarding Ownership Interests and, in case of any such Transfer, except as otherwise provided in the Agreement Regarding Ownership Interests, the Transferee will be admitted as a Member as of the effective date thereof.

13.4   GENERAL CONDITIONS ON TRANSFERS.  No Transfer of an Ownership
       -------------------------------
Interest will be effective unless all the conditions set forth below are satisfied:

[a] Unless waived by each nontransferring Member, the Transferor signs and delivers to the Company an undertaking in form and substance satisfactory to the Company to pay all reasonable expenses incurred by the Company in connection with the Transfer (including reasonable fees of counsel and account ants and the costs to be incurred with any additional accounting required in connection with the Transfer, and the cost and fees attributable to preparing, filing and recording such amendments to the Certificate or other organizational documents or filings as may be required by law);

[b] Unless waived by each nontransferring Member, the Transferor delivers to the Company [i] an opinion of counsel for the Transferor reasonably satisfactory in form and substance to the Company to the effect that, assuming the accuracy of the statement of the Transferee described in [ii] below, the Transfer of the Ownership Interest as proposed does not violate requirements for registration under applicable federal and state securities laws and [ii] a statement of the Transferee in form and substance reasonably satisfactory to the Company making appropriate representations and warranties with respect to compliance with the applicable federal and state securities laws and as to any other matter reasonably required by the Company;

[c] Unless waived by each nontransferring Member, the Transferor provides an opinion of counsel for the Transferor reasonably satisfactory in form and substance to the nontransferring Members or other evidence reasonably satisfactory to the nontransferring Members that the Transfer of the Ownership Interest will not result in the termination of the Company within the meaning of (S) 708(b)(1)(B) of the Code. If the immediate Transfer of such Ownership Interest would cause such a termination, but the following action would not cause such a termination, the Transferor will be entitled [i] immediately to Transfer only that portion of the Ownership Interest as may be Transferred without causing such a termination and [ii] to enter into an agreement to Transfer the remainder of its Ownership Interest, in one or more Transfers, at the earliest date or dates on which such Transfer or Transfers may be effected without causing such a termination. In determining whether a particular proposed Transfer will result in a termination of the Company, the Members will take into account the existence of prior written commitments to Transfer of which Notice has been given pursuant to this Agreement and those proposed Transfers will be given precedence over subsequent proposed Transfers. Each nontransferring Member will waive the foregoing provisions of this 13.4[c] unless such Member reasonably determines that the termination of the Company within the meaning of (S) 708(b)(1)(B) of the Code is reasonably likely to have a material adverse effect on such Member.

[d] The Transferor signs and delivers to the Company a copy of the assignment of the Ownership Interest to the Transferee (substantially in the form of the attached EXHIBIT A), which assignment will provide that the Transferor is released from any and all liabilities with respect to the transferred Ownership Interest unless the Transferee is an Affiliate of the Transferor, in which case the assignment will provide that the Transferor will continue to be liable for the performance of such liabilities;

[e] The Transferee signs and delivers to the Company an agreement (substantially in the form of the attached EXHIBIT B) to be bound by this Agreement; and

[f] The Transfer is in compliance with the other provisions of this Article and the Agreement Regarding Ownership Interests, including any requirements relating to Third Party consents.

The Transfer of an Ownership Interest will be effective as of 12:01 a.m. (Pacific Time) on the first day of the month following the month in which all of the above conditions have been satisfied. The Company will amend Schedule 1.3 as of the effective time to reflect the new Ownership Interests.

13.5  RIGHTS OF TRANSFEREES.  Any Transferee of an Ownership Interest will,
      ---------------------
on the effective date of the Transfer, have only those rights of an assignee as specified in the Act unless and until such Transferee is admitted as a substitute Member. This provision limiting the rights of a Transferee will not apply if such Transferee is already a Member; provided that any Member who resigns or retires from the Company in contravention of 6.5 will have only the rights of an assignee as specified in the Act. Any Transferee of an Ownership Interest who is not admitted as a substitute Member in accordance with this Agreement has no right [a] to participate or interfere in the management or administration of the Company's business or affairs, [b] to Vote or agree on any matter affecting the Company or any Member, [c] to require any information on account of Company transactions or [d] to inspect the Company's books and records. The only right of a Transferee of an Ownership Interest who is not admitted as a substitute Member in accordance with this Agreement is to receive the allocations and Distributions to which the Transferor was entitled (to the extent of the Ownership Interest Transferred) and to receive all necessary tax reporting information. In any event, each Transferee of an Ownership Interest (including both immediate and remote Transferees) will be subject to all of the obligations, restrictions and other terms contained in this Agreement as if such Transferee were a Member. To the extent of any Ownership Interest Transferred, the Transferor Member will not possess any right or power as a Member and may not exercise any such right or power directly or indirectly on behalf of the Transferee.

13.6  ADMISSION.  Except as set forth in 13.3 or as to any Transferee that
      ---------
is an Affiliate of the Transferor, a Transferee of an Ownership Interest will not become a substitute Member of the Company unless such substitution is consented to by all Members, which consent may be granted or withheld in the sole discretion of the Members and which consent may be arbitrarily withheld, effective upon a date specified (which must be on or after the effective date of the Transfer, as determined under 13.4).

13.7  SECURITY INTEREST.  The pledge or granting of a Lien affecting all or
      -----------------
any part of a Member's Ownership Interest will not cause the Member to cease to be a Member. Except as otherwise provided in the Agreement Regarding Ownership Interests, in no event will any secured party be entitled to foreclose upon (or receive a Transfer in lieu of foreclosure of) any such secured interest or to exercise any rights of a Member under this Agreement (unless and until such Person is admitted as a substitute Member), and such secured party may look only to such Member for the enforcement of any of its rights as a creditor. In no event will the Company have any liability or obligation to any Person by reason of the Company's payment of a Distribution to any secured party as long as the Company makes such payment in reliance upon written instructions from the Member to whom such Distributions would be payable. Except as otherwise provided in the Agreement Regarding Ownership Interests, any secured party will be entitled, with respect to the security interest granted, only to the allocations and Distributions to which the assigning Member would be entitled under this Agreement, and only if, as and when such allocations and Distributions are made by the Company, and to receive any necessary tax reporting information. Neither the Company nor any Member will owe any fiduciary duty of any nature to a secured party.


ARTICLE  14:  CERTAIN BUSINESS MATTERS

14.1  RESTRICTED ACTIVITIES.
      ---------------------

[a] The Company and the Sports Companies will be the exclusive vehicles through which the Members and their Controlled Affiliates will engage in the Sports Business, and no Member will engage, and each Member will cause each Person Controlled by it not to engage, directly or indirectly (including as a shareholder, partner or other equity owner or as a lender or provider of financial or management assistance), in any non-Broadcast TV programming service that is, or any group of related non-Broadcast TV programming services which are coordinated in such a manner as to be, predominantly sports or sports-related (a "Restricted Business") that competes with or is similar in all material respects to the Sports Business. Notwithstanding the foregoing, [i] the ownership of a Retained Interest (as defined in the Formation Agreement) will not violate this 14.1[a], and [ii] no Member or any Controlled Affiliate of a Member will be deemed to violate this 14.1[a] because such Member or Controlled Affiliate is acting solely as a distributor of any [A] non-Broadcast TV programming service that is a Restricted Business, or [B] pay-per-view programming, as that term generally is understood in the telecommunications industry on the date of this Agreement.

[b] The provisions of 14.1[a] will not prohibit a Member or its Controlled Affiliates from [i] acquiring or holding for investment purposes 5% or less of any class or series of equity securities of any Person, which class or series is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), even if that Person is principally engaged in a Restricted Business or [ii] acquiring or holding any interest (including a controlling interest) in any Person which is not principally engaged in a Restricted Business. A Person will be deemed to be principally engaged in a Restricted Business if more than 50% of the operating revenues of such Person and its consolidated subsidiaries for the most recent twelve-month period ended before the date of determination were revenues derived from the Restricted Business. Notwithstanding the foregoing, if any Member (or a Controlled Affiliate of a Member) acquires a controlling interest in any Person engaged in a Restricted Business, such Member will use its reasonable best efforts, consistent with its fiduciary duties and the contractual obligations of the Person engaged in a Restricted Business, to cause the interest in the Restricted Business to be offered to the Company at a price reasonably determined by such Member (or its Controlled Affiliate) to be equal to the Fair Market Value of such interest and on such other terms and conditions as are, in the reasonable judgment of such Member (or its Controlled Affiliate), commercially reasonable.

[c] Except as otherwise expressly provided in this Agreement and the Parents Agreement, each Member and its Controlled Affiliates may engage in or possess interests in other businesses or ventures of any nature or description, without regard to whether such businesses or ventures are or may be deemed to be competitive in any way with any Company Business and none of the Members or their Controlled Affiliates or any director, officer or employees of the Members or their Controlled Affiliates will be obligated to present to the Company any particular investment or business opportunity, but instead, the Members and their Controlled Affiliates will have the right to take such opportunity for their own account or for the account of any other Person without any obligation whatsoever to the Company or any other Member.

14.2  Rights Purchases/Resale Rights.
      ------------------------------

[a] The Members will work together to maximize their strength in purchasing domestic sports programming rights. Each Member will [i] use its reasonable best efforts, in the ordinary course of its business, to solicit opportunities to acquire non-Broadcast TV rights to sports programming for the benefit of the Company, whether separately or as part of a package including Broadcast TV rights, [ii] give reasonable prior notice to the Company of any opportunity to purchase any material non-Broadcast TV rights to sports programming comprising or contained within the rights to be purchased by such Member and [iii] use its reasonable best efforts to obtain the approval or agreement of the Company to purchase material non-Broadcast TV rights to sports programming and, if such non-Broadcast TV rights are part of a package including Broadcast TV rights, the allocation of the price between Broadcast TV rights and non-Broadcast TV rights. The provisions of this Section 14.2 will not prohibit any Member from soliciting opportunities to acquire, or from acquiring, non-Broadcast TV rights that are not within the scope of the Sports Business and will not apply to the solicitation or acquisition of any non-Broadcast TV sports programming rights by a Member on an occasional basis for exhibition on a programming service that is not predominantly sports or sports-related. Nothing in this Agreement will be construed as prohibiting a Member from purchasing Broadcast TV or pay-per-view rights or as requiring a Member to offer Broadcast TV or pay-per-view rights to the Company.

[b] If a Member acquires or is offered non-Broadcast TV rights that are within the scope of the Sports Business, such non-Broadcast TV rights immediately will be offered to the Company for a price equal to the price paid or proposed to be paid therefor by such Member. Except as otherwise expressly provided in paragraph [c], if such rights are rejected by the Company, that Member will be free to purchase, resell, or use such non-Broadcast TV sports programming rights, subject to [i] the obligation to offer such rights to the Company before purchasing them on terms less favorable to the Person offering the rights than those rejected by the Company, [ii] the obligation to offer such rights to the Company before selling them on terms less favorable to the offering Member than the offer rejected by the Company, [iii] the obligation to reoffer such rights to the Company before selling them if they remain unsold more than 180 days after the Company rejected the opportunity to buy such rights and [iv] the Members' obligations under 14.1[a].

[c] If a Third Party presents a Member with any opportunity to acquire non-Broadcast TV rights for all or a substantial portion of a season (or similar time period) of sports games or events, or all or a substantial portion of a sports league (or similar association) for use on a programming service for all or any portion of the United States and its territories (excluding Puerto Rico) and Canada that is predominantly sports or sports-related, such rights immediately will be offered to the Company on the terms proposed by the Third Party. If the opportunity to acquire such rights is rejected by the Company, no Member may pursue the opportunity for its own account or offer or direct it to any other Person.

[d] The Fox Member (or any Affiliate of the Fox Member designated by the Fox Member) will have a right of first refusal to acquire United States or Canadian Broadcast TV sports programming rights offered by the Company.

[e] For as long as Fox or one or more Affiliates of Fox and Liberty or one or more Affiliates of Liberty are members in the International Venture, and for two years following the date on which Fox and all Affiliates of Fox or Liberty and all Affiliates of Liberty cease to be members in the International Venture, any non-Broadcast TV rights to United States or Canadian sports programming for distribution outside the United States of America or Canada, whether held by the Company or any Member, will be subject to a right of first refusal in favor of the International Venture prior to a sale thereof to a Third Party, to the extent such rights are within the scope of the International Venture's business.

[f] If the Company or any Member intends to sell or otherwise dispose of any Broadcast TV rights to United States or Canadian sports programming for distribution outside the United States or Canada in any territory in which Fox (or one or more of its Affiliates) or Liberty (or one or more of its Affiliates) owns, directly or indirectly, a 10% or greater ownership interest in a Broadcast TV network, the owner of such network will have a right of first refusal with respect to such rights. With respect to any territory in which both the Fox Member or an Affiliate thereof, on the one hand, and the LMC Member or an Affiliate thereof, on the other, own 10% or greater interests in Broadcast TV networks, the owners of the networks in which such Members or their Affiliates have interests each will have a right of first refusal with respect to the acquisition of such Broadcast TV Rights and, in that event, the right of first refusal will be exercisable by the Person offering the higher price, so long as that price is not less than the price offered by a Third Party.

[g] Any Member that has a right of first refusal pursuant to this 14.2 will have 15 Business Days after receipt of written notice of the occurrence of an event giving rise to its right of first refusal within which to exercise such right. Any right of first refusal or other right to acquire arising under this 14.2 will be exercisable in accordance with the procedures set forth in
      Schedule 14.2.

14.3  fX Programming.  The Members acknowledge that the fX Service was
      --------------
initially created primarily to distribute entertainment programming produced by Fox. Accordingly, Fox will have the right to require the fX Service to carry Fox or Fox Affiliate-produced entertainment programming, consistent with the operating principles of the Company and the programming philosophy of the fX Service, in each case from time to time in effect. Rates for such programming will be fair market rates, determined by reference to rates offered by comparable Third Parties for such programming or, if no such offers are made, rates offered for comparable programming in arms-length transactions with comparable buyers or, if there is no reasonably comparable programming or comparable buyer, by "baseball" arbitration conducted in accordance with the procedures set forth in Article 15. No commitment for the fX Service to carry such programming will be made without the giving of at least 30 days' prior notice to the LMC Member, which notice will include reasonably detailed information supporting the terms of such commitment. The fX LLC will consider carrying entertainment programming offered by the LMC Member or its Affiliates on terms comparable to that applicable to Fox or Fox Affiliate-produced programming, subject, in any event, to the goal of promoting consistency in programming philosophy and direction.

14.4  New Ventures.
      ------------

[a] Each Member will in good faith solicit and offer opportunities in the Sports Business (other than the non-Broadcast TV rights addressed by 14.2) to the Company (or the appropriate Sports Company), to the extent that it is within such Member's control to admit such Person into the opportunity and is consistent with the fiduciary duties, if any, owed by such Member to others. If the Company or a Sports Company rejects the opportunity, the Member proposing the opportunity to the Company or the Sports Company may not pursue such opportunity. No Member will have any obligation to offer an opportunity outside the Sports Business to the Company.

[b] Each opportunity of a Member to acquire any interest in a domestic sports team, league, event or participant will be offered to the Company. If the Company rejects such an opportunity and the Member acquires such an interest, the Company will have the right to acquire when first available any non-Broadcast TV rights available therefrom on such terms as the parties may agree or, if they cannot agree, by matching the best offer by a Third Party. If the Members cannot agree on terms and there is no offer by a Third Party, the terms (including rights fees) payable for such non-Broadcast TV rights will be fixed on a Fair Market Value basis, determined by reference to terms of agreements for comparable rights in arms-length transactions between similarly situated

      Persons or, if there are no such agreements, by binding arbitration conducted in accordance with the provisions of 15.3. For purposes of this Agreement, (i) a sports league shall be deemed to be a domestic sports league if a majority of the teams participating therein play a majority of their events in the United States or Canada; (ii) a sports team will be deemed to be a domestic sports team if the league in which it plays the majority of its events is a domestic sports league; (iii) a sports participant will be deemed to be a domestic sports participant if such sports participant is domiciled in the United States or Canada; and (iv) a sports event shall be deemed to be a domestic sports event if either the event takes place within the United States or Canada or a majority of the participants therein are domestic sports teams or domestic sports participants.

14.5  UPLINK SERVICES AND PRODUCTION FACILITIES. The Company will utilize
      -----------------------------------------
facilities in Denver, Colorado operated by an Affiliate of TCI ("WTCI") as the Company's uplink and transmission center, provided that (i) the signal quality is of the same quality as the fX Service signal currently transmitted via fiber lines from New York, New York to Los Angeles, California, (ii) the annual cost of signal transmission from the Company's production facilities in Los Angeles, California to WTCI's uplink and transmission center in Denver, Colorado is not materially greater than the market rate generally charged for such transmission, as quoted by one or more Third Parties, and (iii) the costs of uplinking and transmission charged to the Company by WTCI are not materially greater than the costs that would be incurred for comparable services provided by one or more Third Parties, except (in each case) as otherwise approved by the unanimous Vote of the Members. The Company will utilize production and post-production facilities located at Fox's premises in Los Angeles, California, provided that
(i) the costs to the Company of such facilities and of the services provided at such facilities are not materially greater than the costs of comparable facilities and services if they were to be provided by one or more Third Parties, except as otherwise approved by a unanimous Vote of the Members.

14.6  Cooperation.  The Members and the Company will cross-promote the
      -----------
Services as well as Fox's Broadcast TV sports programming and services in a commercially reasonable manner. Fox will promote the Company's Services on FBC and on Broadcast Television stations owned and operated by Fox ("Fox O and O Stations"). LMC will promote the Company's Services on programming services Controlled by LMC. The Company's Services will promote Fox's Broadcast TV sports programming and services. LMC and Fox will run promotions that are substantially equivalent in value. The mutual promotions will involve, subject to each Member's commercial discretion, a variety of promotions, including, for example, program reminders by on-air personalities. The parties will coordinate program scheduling and cross-sponsorship activities between the Company's Services, on the one hand, and any programming services owned and Controlled by LMC and the FBC network and Fox O and O Stations, on the other hand. In addition, the Members will encourage their Affiliates and, in the case of Fox, FBC station affiliates, to engage, where possible, in similar activities. The nature and volume of the Members' cross-promotional activities will be included in the Company's reports to the Members on a quarterly basis. Anything in this Agreement to the contrary notwithstanding, the fXM Service and any other Service Controlled by any Member or any Affiliate of a Member which is not advertiser supported will not be afforded any of the rights or be subject to any of the obligations created by this 14.6; however, nothing in this Agreement will prevent cross-promotional activity between the fX Service and the fXM Service.

14.7  Continuing Rights.  At LMC's option, Fox will take such actions as
      -----------------
may be necessary to cause its obligations under 14.6 and under operating, service or similar agreements with respect to the Company Businesses, to the extent applicable to its Broadcast TV business, to be binding on any unaffiliated transferee of any Broadcast TV network of Fox for a term not to exceed two years after the date of transfer. In addition, the Company will have the right to use the name "Fox" for at least one year after the date of transfer.

14.8  CONSENT TO OPPORTUNITIES.  If pursuant to this Agreement or the
      ------------------------
Parents Agreement a Member or an Affiliate of a Member is required to offer to the Company a right to purchase or any other right or opportunity, such Member will not unreasonably withhold its consent to the acceptance or pursuit of such right or opportunity by the Company.

14.9  NO ADVERSE ACTIONS.  Each Member will not take or omit to take any
      ------------------
action which action or omission reasonably could be expected to adversely affect in any material respect the operations, financial condition or prospects of the Company, the Financing LLC, and the Business Companies taken as a whole. Notwithstanding the foregoing, neither the LMC Member nor any Affiliate of the LMC Member will have any obligation to take any affirmative action in its separate business dealings to increase the number of fX Subscribers.


ARTICLE 15:  DISPUTE RESOLUTION

15.1  DISPUTES.  If an Arbitrable Dispute arises, the parties to the
      --------
Arbitrable Dispute (who may be any combination of the Company and any one or more of the Members) will attempt to resolve the Arbitrable Dispute as set forth in 15.2 before proceeding to arbitration as provided in 15.3. With respect to each Arbitrable Dispute, the Company and each Member waives all rights to seek remedies in any court and the right to jury trial. All documents, discovery and other information related to any such Arbitrable Dispute, and any attempts to resolve or arbitrate such Arbitrable Dispute, will be kept confidential, except to the extent that disclosure thereof is required in connection with such arbitration or is required by law.

15.2  NEGOTIATION.  If an Arbitrable Dispute arises, any party to the
      -----------
Arbitrable Dispute will give Notice to each other party to the Arbitrable Dispute. If the Company is not a party to the Arbitrable Dispute, Notice also will be given to the Company. After such Notice has been given, the parties in good faith will attempt to negotiate a resolution of the Arbitrable Dispute.

15.3  ARBITRATION.  If, within 30 days after the Notice provided in 15.2,
      -----------
an Arbitrable Dispute is not resolved through negotiation or mediation, the dispute will be arbitrated (subject to any subsequent resolution of the matter by agreement of the parties to the dispute). The parties to the Arbitrable Dispute agree to be bound by the selection of an arbitrator and to settle the dispute exclusively by binding arbitration, all in accordance with the following provisions:

[a] The parties to the Arbitrable Dispute will request that an arbitrator be selected by the American Arbitration Association. That arbitrator will then arbitrate the Arbitrable Dispute in Chicago, Illinois, and issue an award.

[b] With respect to a dispute described in 14.3 regarding a rate for programming provided to the fX Service, the Fox Member (or an Affiliate thereof) and the LMC Member each will submit to the arbitrator and each other in advance of the arbitration hearing such party's last best offer as to such rate. As to any such dispute, the arbitrator will be limited to awarding only one or the other of the two proposed rates submitted.

[c] To the extent consistent with the provisions of this Article, the arbitration will be conducted under the Commercial Arbitration Rules of the American Arbitration Association and in accordance with the Illinois Arbitration Act. The arbitrator's decision will be made pursuant to the relevant substantive law of the State of New York. The award of the arbitrator will be final, binding and non-appealable. Judgment on the award may be entered in any court in the United States, state or federal, having jurisdiction.

[d] The fees and expenses of the arbitrator and the other direct costs of the arbitration will be shared by the parties to the dispute in equal proportions (which may not be proportionate to the Ownership Interests of such parties). Each party to the Arbitrable Dispute will bear all other costs and expenses as provided in 16.9.

15.4  DETERMINATION OF FAIR MARKET VALUE.  Wherever this Agreement refers
      ----------------------------------
to, or calls for a determination of, Fair Market Value, the Fair Market Value of the item in question will be determined in accordance with the following provisions:

[a] The Members may, by unanimous Vote, determine the Fair Market Value of such item.

[b] If the Members are unable to agree on a Fair Market Value within 15 days after the date Notice of the dispute is given by a Member to the others, or if they determine that an appraisal should be used to determine Fair Market Value, then the Members will cause the Fair Market Value as of the most recent month end to be determined by a qualified appraiser acceptable to the Members. If the Members are unable to agree on a single appraiser within 30 days after the date of Notice of the dispute, each of the Fox Member and the LMC Member will have an additional 10 days to select one appraiser nationally recognized in valuing items of the kind required to be valued. If either fails to appoint an appraiser, then the determination of Fair Market Value by the one appraiser will be binding.

[c] Each appraiser will determine the Fair Market Value. The Company and the Members will use their reasonable best efforts to cause such appraiser to submit to them a written report indicating its determination of such Fair Market Value within 30 days after the date such appraiser is selected.

[d] If the higher of the two appraisals is 110% or less of the lower appraisal, the average of the two will be the Fair Market Value.

[e] If the higher of the two appraisals is more than 110% of the lower appraisal, the Company will immediately notify the two appraisers and cause them to appoint a third similarly qualified appraiser within 10 days after such notice. The Company and the Members will use their reasonable best efforts to cause such third appraiser (who will not be apprised of the determination of the other appraisers) to submit a written report to each of them indicating such appraiser's determination of Fair Market Value within 30 days after the date such third appraiser is selected. If three appraisals are necessary, then the average of the two appraisals in which the determinations of Fair Market Value are closest together will be the Fair Market Value or, if the highest and lowest are equidistant from the middle determination, then the middle determination will be the Fair Market Value.

[f] A determination of Fair Market Value made pursuant to this 15.4 will be final, binding and nonappealable.

[g] The Company will pay the fees and costs of any appraiser involved in a determination of Fair Market Value pursuant to this 15.4.

ARTICLE 16:  GENERAL PROVISIONS

16.1  AMENDMENT.  This Agreement may be amended only by the affirmative
      ---------
Vote of all Members. Any amendment will become effective upon such approval, unless otherwise provided. Notice of any proposed amendment must be given at least five days in advance of the meeting at which the amendment will be considered (unless the approval is evidenced by duly signed minutes of action or written consent). Any duly adopted amendment to this Agreement is binding on, and inures to the benefit of, each Person who holds an Ownership Interest at the time of such amendment, without the requirement that such Person sign the amendment or any republication or restatement of this Agreement.

16.2  REPRESENTATIONS.  Each Member represents and warrants to each other
      ---------------
Member that, as of the signing of this Agreement:

[a] Such Member is duly organized, validly existing and in good standing under the laws of the jurisdiction where it purports to be organized, and is a United States Person;

[b] Such Member has full power and authority as a corporation or limited liability company to enter into and perform its obligations under this Agreement;

[c] All actions necessary to authorize the signing and delivery of this Agreement, and the performance of obligations under it, have been duly taken;

[d] This Agreement has been duly signed and delivered by a duly authorized officer or other representative of such Member and constitutes the legal, valid and binding obligation of such Member enforceable in accordance with its terms, except as such enforceability may be affected by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally, and except that the availability of equitable remedies is subject to judicial discretion;

[e] No consent or approval of any other Person is required in connection with the signing, delivery and performance of this Agreement by such Member; and

[f] The signing, delivery and performance of this Agreement do not violate the organizational documents of such Member or any material agreement to which such Member is a party or by which such Member is bound.

16.3  UNREGISTERED INTERESTS.  Each Member [a] acknowledges that the
      ----------------------
Ownership Interests are being offered and sold without registration under the Securities Act of 1933, as amended, or under similar provisions of state law, [b] acknowledges that such Member is fully aware of the economic risks of an investment in the Company, and that such risks must be borne for an indefinite period of time, [c] represents and warrants that such Member is acquiring an Ownership Interest for such Member's own account, for investment, and with no view to the distribution of the Ownership Interest, and [d] agrees not to Transfer, or to attempt to Transfer, all or any part of its Ownership Interest without registration under the Securities Act of 1933, as amended, and any applicable state securities laws, unless the Transfer is exempt from such registration requirements.

16.4  WAIVER OF DISSOLUTION RIGHTS.  The Members agree that irreparable
      ----------------------------
damage would occur if any Member should bring an action for judicial dissolution of the Company. Accordingly, each Member accepts the provisions under this Agreement as such Person's sole entitlement on Dissolution of the Company and waives and renounces such Person's right to seek a court decree of dissolution or to seek the appointment by a court of a liquidator for the Company. Each Member further waives and renounces any alternative rights which might otherwise be provided by law upon the Withdrawal of such Person and accepts the provisions under this Agreement as such Person's sole entitlement upon the happening of such event.

16.5  WAIVER OF PARTITION RIGHT.  Each Member waives and renounces any
      -------------------------
right that it may have prior to Dissolution and Liquidation to institute or maintain any action for partition with respect to any property held by the Company.

16.6  WAIVERS GENERALLY.  No course of dealing will be deemed to amend or
      -----------------
discharge any provision of this Agreement. No delay in the exercise of any right will operate as a waiver of such right. No single or partial exercise of any right will preclude its further exercise. A waiver of any right on any one occasion will not be construed as a bar to, or waiver of, any such right on any other occasion.

16.7  EQUITABLE RELIEF.  If any Member proposes to Transfer all or any part
      ----------------
of its Ownership Interest in violation of the terms of this Agreement, the Company or any Member may apply to any court of competent jurisdiction for an injunctive order prohibiting such proposed Transfer except in compliance with the terms of this Agreement, and the Company or any Member may institute and maintain any action or proceeding against the Person proposing to make such Transfer to compel the specific performance of this Agreement. Any attempted Transfer in violation of this Agreement is null and void, and of no force and effect. The Person against whom such action or proceeding is brought waives the claim or defense that an adequate remedy at law exists, and such Person will not urge in any such action or proceeding the claim or defense that such remedy at law exists.

16.8  REMEDIES FOR BREACH.  Except as otherwise expressly provided in this
      -------------------
Agreement [a] the rights and remedies of the Members set forth in this Agreement are neither mutually exclusive nor exclusive of any right or remedy provided by law, in equity or otherwise, and [b] all legal remedies (such as monetary damages) as well as all equitable remedies (such as specific performance) will be available for any breach or threatened breach of any provision of this Agreement.

16.9    COSTS.  If the Company or any Member retains counsel for the purpose
        -----
of enforcing or preventing the breach or any threatened breach of any provision of this Agreement or for any other remedy relating to it, then the prevailing party will be entitled to be reimbursed by the nonprevailing party for all costs and expenses so incurred (including reasonable attorney's fees, costs of bonds and fees and expenses for expert witnesses).

16.10   INDEMNIFICATION.  Each Member hereby indemnifies and agrees to hold
        ---------------
harmless the Company and each other Member from any liability, cost or expense arising from or related to any act or failure to act of such Member which is in violation of this Agreement.

16.11   COUNTERPARTS.  This Agreement may be signed in multiple counterparts
        ------------
(or with detachable signature pages). Each counterpart will be considered an original instrument, but all of them in the aggregate will constitute one agreement.

16.12   NOTICE.  All Notices under this Agreement will be in writing and will
        ------
be either delivered or sent addressed as follows: [a] if to the Company, at the Company's principal office in Los Angeles, California, and [b] if to any Member, at such Person's address as then appearing in the records of the Company. In computing time periods, the day of Notice will be included.

16.13   DEEMED NOTICE.  Any Notices given to any Member in accordance with
        -------------
this Agreement will be deemed to have been duly given: [a] on the date of receipt if personally delivered, [b] five days after being sent by U.S. mail, postage prepaid, [c] the date of receipt, if sent by registered or certified U.S. mail, postage prepaid, [d] one Business Day after receipt, if sent by confirmed facsimile or telecopier transmission or [e] one Business Day after having been sent by a nationally recognized overnight courier service.

16.14   PARTIAL INVALIDITY.  Wherever possible, each provision of this
        ------------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law. However, if for any reason any one or more of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any respect, such action will not affect any other provision of this Agreement. In such event, this Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained in it.

16.15   ENTIRE AGREEMENT.  This Agreement (including its Schedules and
        ----------------
Exhibits) contains the entire agreement and understanding of the Members concerning its subject matter.

16.16   BENEFIT.  The contribution obligations of each Member will inure
        -------
solely to the benefit of the other Members and the Company, without conferring on any other Person any rights of enforcement or other rights.

16.17   BINDING EFFECT.  This Agreement is binding upon, and inures to the
        --------------
benefit of, the Members and their Permitted Transferees, provided that any Transferee will have only the rights specified in 13.5 unless admitted as a substitute Member in accordance with this Agreement.

16.18   FURTHER ASSURANCES.  Each Member will sign and deliver, without
        ------------------
additional consideration, such other documents of further assurance as may reasonably be necessary to give effect to the provisions of this Agreement.

16.19   HEADINGS.  Article and section titles have been inserted for
        --------
convenience of reference only. They are not intended to affect the meaning or interpretation of this Agreement.

16.20   TERMS.  Terms used with initial capital letters will have the
        -----
meanings specified, applicable to both singular and plural forms, for all purposes of this Agreement. All pronouns (and any variation) will be deemed to refer to the masculine, feminine or neuter, as the identity of the Person may require. The singular or plural includes the other, as the context requires or permits. The word include (and any variation) is used in an illustrative sense rather than a limiting sense. The word day means a calendar day.

16.21   GOVERNING LAW; FORUM.  This Agreement will be governed by, and
        --------------------
construed in accordance with, [a] the laws of the State of Delaware, insofar as any matter at issue is governed by, or is addressed in, the Act, and [b] the laws of the State of New York, as to any other matter. Any conflict or apparent conflict between this Agreement and the Act will be resolved in favor of this Agreement, except as otherwise required by the Act. Except as provided in
Article 15, any action to enforce any provision of this Agreement may be brought only in a court in the state of New York or in the United States District Court for the Southern District of New York. Each party [i] agrees to submit to the general jurisdiction of such courts and to accept service of process at its address for notices pursuant to this Agreement in any such action or proceeding and [ii] irrevocably waives any objection it may have to the laying of venue of such action or proceeding brought in any such court and any claim that such action or proceeding brought in any such court has been brought in an inconvenient forum.

IN WITNESS WHEREOF, all of the MEMBERS have signed this FIRST AMENDED AND RESTATED OPERATING AGREEMENT of FOX/LIBERTY NETWORKS, LLC, to be effective from the date first above mentioned, notwithstanding the actual date of signing.

                                        LMC NEWCO U.S., INC.
___________________ ____, 1997


                                        By:_____________________________
                                        Its:____________________________


                                        FOX REGIONAL SPORTS HOLDINGS, INC.
____________________ ____, 1997


                                        By:_____________________________
                                        Its:____________________________



                                        LIBERTY/FOX SPORTS FINANCING LLC
____________________ ____, 1997

                                        By: News America Holdings
                                             Incorporated, a Member



                                        By:_____________________________
                                        Its:____________________________



                                        By:  LMC Newco U.S., Inc., a Member



                                        By:_____________________________
                                        Its:____________________________